Exhibit 10.2

Execution Version

GUARANTEE AND COLLATERAL AGREEMENT

among

ANCHOR HOCKING, LLC,

ONEIDA LTD.,

each other Grantor from time to time party hereto

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Administrative Agent

Dated as of May 21, 2013

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-ii-

		Page

8.9	Section Headings	30
8.10	Integration/Conflict	30
8.11	GOVERNING LAW	30
8.12	Jurisdiction, Waivers, Etc.	30
8.13	[Reserved]	31
8.14	Additional Grantors	31
8.15	Releases	32
8.16	ABL Priority Collateral; Etc.	32

SCHEDULES

1	Notice Addresses of Guarantors
2	Description of Pledged Investment Property
3	Exact Legal Name, Location of Jurisdiction of Organization and Chief Executive Office
4	[Reserved]
5	Copyrights, Patents and Trademarks
6	Commercial Tort Claims
7	Filings and Other Actions Required to Perfect Security Interests

ANNEXES

1	Assumption Agreement

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GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 21, 2013, by and among each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”) for the Secured Parties (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Term Loan Agreement, dated as of May 21, 2013 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), among Anchor Hocking, LLC, a Delaware limited liability company (“Anchor”), Oneida Ltd., a Delaware corporation (“Oneida” and together with Anchor, each individually a “Borrower” and collectively, “Borrowers”), Universal Tabletop, Inc., a Delaware corporation, each lender from time to time party thereto (the “Lenders”), the Administrative Agent, the Lenders and the other agents party thereto, have severally agreed to make extensions of credit to Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable Borrowers to consummate the Transaction and to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement (as defined below) to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

SECTION 1

DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the UCC are used herein as so defined: Account, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Contract, Documents, Electronic Chattel Paper, Entitlement Order, Equipment, Financial Asset, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter of Credit Rights, Money, Negotiable Document, Payment Intangibles, Proceeds, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) The following terms shall have the following meanings:

“Accounts Receivable” means any right to payment for Goods sold or leased or for services rendered, regardless of how classified under the UCC.

“Administrative Agent” has the meaning set forth in the preamble.

“Agreement” means this Guarantee and Collateral Agreement, as the same may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Anchor” has the meaning set forth in the recitals.

“Borrowers” has the meaning set forth in the recitals.

“Collateral” has the meaning set forth in Section 3.

“Collateral Account” means any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee, granting any license right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights” means all U.S. and non-U.S. copyrights, whether or not the underlying works of authorship have been published, all copyrights of works based on, incorporated in, derived from works covered by such copyrights, all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 5.

“Credit Agreement” has the meaning set forth in the recitals.

“Deposit Account” means (i) all “deposit accounts” (as defined in the UCC), (ii) all other accounts maintained with any financial institution (other than Securities Accounts or Commodity Accounts) and (iii) shall include, without limitation, all of the accounts listed on Schedule 2 hereto under the heading “Deposit Accounts” together, in each case, with all funds held therein and all certificates or instruments representing any of the foregoing.

“Excluded Accounts” means with respect to each Grantor, (i) Deposit Accounts used solely for payroll, employee benefits, tax and other trust purposes and (ii) other Deposit Accounts; provided that the aggregate amount of cash held by the Grantors in such accounts shall not at any time exceed $1,000,000 in the aggregate.

“Excluded Assets” means Special Assets, other than the following: (i) the right to receive any payment of money (including, without limitation, general intangibles for money due or to become due) and (ii) any Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions or replacements of any Special Assets (unless such Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions or replacements itself would constitute Special Assets).

“Foreign Subsidiary Voting Stock” means the voting Equity Interests of any Foreign Subsidiary or FSHCO.

“Grantors” has the meaning set forth in the preamble.

“Guarantors” means the collective reference to each Grantor (other than each Borrower).

“Intellectual Property” means the collective reference to all rights in intellectual property, arising under United States federal and state, multinational or foreign laws, including, without limitation, the Copyrights, the Patents, the Trademarks and the Trade Secrets.

“Insurance” means all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the additional insured or loss payee thereof).

“Intercompany Note” means any promissory note with the face value in excess of $500,000 evidencing loans constituting Indebtedness made by any Grantor to Holdings, any Borrower or any of their respective Subsidiaries.

“Investment Property” means, other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock,” the collective reference to: (i) all “investment property” (as defined in the UCC) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Issuers” means the collective reference to each issuer of a Pledged Security.

“Lenders” has the meaning set forth in the recitals.

“Obligations” means “Obligations,” as defined in the Credit Agreement.

“Oneida” has the meaning set forth in the recitals.

“Patent License” means all agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

“Patents” means (i) all U.S. and non-U.S. patents and patent applications including, without limitation, each issued patent and patent application identified in Schedule 5, (ii) all inventions, designs and improvements described and claimed therein and (iii) all reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof.

“Pledged Debt Securities” means all debt securities now owned or hereafter acquired by any Grantor, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Pledged Equity Interests” means all Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests.

“Pledged LLC Interests” means all interests of any Grantor now owned or hereafter acquired in any limited liability company and the certificates, if any, representing such limited liability company interests, and any interest of such Grantor on the books and records of such limited liability company, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests, and any other warrant, right or option to acquire any of the foregoing.

“Pledged Notes” means all promissory notes with the face value in excess of $500,000 now owned or hereafter acquired by any Grantor and all Intercompany Notes at any time issued to any Grantor.

“Pledged Partnership Interests” means all interests of any Grantor now owned or hereafter acquired in any general partnership, limited partnership, limited liability partnership or other partnership and the certificates, if any, representing such partnership interests, and any interest of such Grantor on the books and records of such partnership, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests, and any other warrant, right or option to acquire any of the foregoing.

“Pledged Stock” means all shares of capital stock now owned or hereafter acquired by such Grantor and the certificates, if any, representing such shares, and any interest of such Grantor in the entries on the books of the issuer of such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, and any other warrant, right or option to acquire any of the foregoing; provided, however, that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock be required to be pledged hereunder.

“Pledged Securities” means the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests.

“Qualified ECP Guarantor” means in respect of any Swap Obligation, any Borrower and each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Obligations” means “Secured Obligations,” as defined in the Credit Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Assets” means:

(a) any permit, lease or license held by a Grantor that validly prohibits the creation of a security interest therein;

(b) any permit, lease or license held by a Grantor to the extent that any requirement of Law applicable thereto prohibits the creation of a security interest therein;

(c) any “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an “amendment to allege use” or a “statement of use” under Sections 1(c) and 1(d) of said Act has been filed and accepted by the United States Patent and Trademark Office;

(d) Equipment and related Goods owned by a Grantor on the date hereof or hereafter acquired that is subject to a Lien securing purchase money indebtedness or Capital Leases permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money security indebtedness or Capital Leases) prohibits the creation of any other Lien on such Equipment and related Goods; and

(e) Any shares of Foreign Subsidiary Voting Stock in excess of 65% of the outstanding Foreign Subsidiary Voting Stock of any given Foreign Subsidiary or FSHCO;

in each case only to the extent, and for so long as, such permit, lease or license or requirement of Law applicable thereto, validly prohibits the creation of a lien in such property in favor of the Administrative Agent (and upon the termination of such prohibition (howsoever occurring)) such permit, lease or license shall cease to be “Special Assets”).

“Trademark License” means any written agreement providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademarks” means all U.S. and non-U.S. trademarks, service marks, trade names, corporate names, company names, business names, domain names, trade dress, trade styles, logos or other indicia of origin or source identification, trademark and service mark registrations and applications for trademark or service mark registrations, and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.

“Trade Secret License” means any agreement providing for the grant by or to any Grantor of any right to use any Trade Secret.

“Trade Secrets” means all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, in each case to the extent protectable under applicable Laws.

1.2 Other Definitional Provisions.

(a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to the Obligations shall mean the unconditional and final payment in full in cash, in immediately available funds, of all of the Obligations.

SECTION 2

GUARANTEE

2.1 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not as surety merely, to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors and permitted assigns, the prompt and complete payment and performance by Borrowers and by each other Guarantor when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

(b) Each Guarantor shall be liable under its guarantee set forth in Section 2.1(a), without any limitation as to amount, for all present and future Secured Obligations, including specifically all future increases in the outstanding amount of the Term Loans or other Secured Obligations and other future increases in the Secured Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof. Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Section 2 hereof shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under Section 2 hereof void or voidable under applicable Law, including, without limitation, fraudulent conveyance law. To effectuate the foregoing intention, the Administrative Agent and the Guarantors hereby irrevocably agree that the Secured Obligations of each Guarantor under the guarantee set forth in Section 2 hereof at any time shall be limited to the maximum amount as will result in the Secured Obligations of such Guarantor under the guarantee set forth in Section 2 hereof not constituting a fraudulent transfer or conveyance after giving full effect to the liability under the guarantee set forth in Section 2 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of determining the net worth of any Guarantor in connection with the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guaranty under Section 2 hereof.

(c) Each Guarantor agrees that the Secured Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.1(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until the earlier to occur of (i) the date on which the Obligations (other than contingent indemnification obligations not yet due and payable) are paid in full, (ii) as to any Guarantor, the sale or other disposition of all of the Equity Interests of such Guarantor permitted under the Credit Agreement or (iii) as to any Guarantor, such Guarantor becomes an Excluded Subsidiary not in contravention of the terms of the Credit Agreement.

(e) No payment made by Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment, remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the earlier to occur of (i) the date the Obligations (other than contingent indemnification obligations not yet due and payable) are paid in full, (ii) the sale or other disposition of all of the Equity Interests of such Guarantor permitted under the Credit Agreement or (iii) as to any Guarantor, such Guarantor becomes an Excluded Subsidiary not in contravention of the terms of the Credit Agreement.

2.2 Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Secured Obligations by any Grantor or is received or collected on account of the Secured Obligations from any Grantor or its property:

(a) If such payment is made by a Borrower or from its property, then, if and to the extent such payment is made on account of the Secured Obligations arising from or relating to a Term Loan made to such Borrower, such Borrower shall not be entitled, until the Obligations (other than contingent indemnification obligations not yet due and payable) are paid in full, (A) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or (B) to be subrogated to any claim, interest, right or remedy of any Secured Party against any other Person, including any other Grantor or its property.

(b) If such payment is made by a Guarantor or from its property in respect of Secured Obligations of Borrowers or another Guarantor, such Guarantor shall be entitled, subject to and upon payment in full of the Obligations (other than contingent indemnification obligations not yet due and payable), (A) to demand and enforce reimbursement for the full amount of such payment from any Borrower or such other Guarantor, as applicable and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.

(c) If and whenever (after payment in full of the Obligations (other than contingent indemnification obligations not yet due and payable)) any right of reimbursement or contribution becomes enforceable by any Grantor against any other Grantor under Sections 2.2(a) and 2.2(b), such Grantor shall be entitled, subject to and upon payment in full of the Obligations (other than contingent indemnification obligations not yet due and payable), to be subrogated (equally and ratably with all other Grantors entitled to reimbursement or contribution from any other Grantor as set forth in this Section 2.2) to any security interest that may then be held by the Administrative Agent upon any Collateral granted to it in this Agreement. Such right of subrogation shall be enforceable solely against the Grantors, and not against the Secured Parties, and neither the Administrative Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Grantor, then (after payment in full of the Obligations (other than contingent indemnification obligations not yet due and payable)) the Administrative Agent shall deliver to the Grantors making such demand, or to a representative of such Grantors or of the Grantors generally, an instrument satisfactory to the Grantors transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest the Administrative Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of by the Administrative Agent.

(d) All rights and claims arising under this Section 2.2 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Grantor as to any payment on account of the Secured Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of all of the Obligations (other than contingent indemnification obligations not yet due and payable). Until payment in full of the Obligations (other than contingent indemnification obligations not yet due and payable), no Grantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. To the extent permitted by law, if any such payment or distribution is made or becomes available to any Grantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Administrative Agent, for application to the payment of the Secured Obligations. If any such payment or distribution is received by any Grantor, it shall be held by such Grantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Grantor to the Administrative Agent, in the exact form received and, if necessary, duly endorsed.

(e) The obligations of the Grantors under the Loan Documents, including their liability for the Secured Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.2. The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

(f) Each Grantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor, but (i) the exercise and enforcement of such rights shall be subject to Section 2.2(d) and (ii) neither the Administrative Agent nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.2(c).

2.3 Amendments, etc. with respect to the Secured Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, in each case, in accordance with the terms of the Credit Agreement, the other Loan Documents or the applicable Secured Hedge Agreement, and the Credit Agreement and the other Loan Documents, any Secured Hedge Agreement and any other documents executed and delivered in connection therewith or with any of the other Secured Obligations may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders under the Credit Agreement or all Lenders or the applicable Hedge Bank, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.4 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Secured Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between Borrowers and any of the other Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrowers or any of the other Guarantors with respect to the Secured Obligations.

Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance and not of collection without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or release hereunder) which may at any time be available to or be asserted by Borrowers or any other Person against any Secured Party, or (c) any other circumstance whatsoever, other than payment or performance or release hereunder, (with or without notice to or knowledge of any Borrower or such other Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower or any other Grantor for the Secured Obligations, or of such other Guarantor under the guarantee contained in this Section 2.

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.5 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any other Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.6 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the Administrative Agent’s Office as specified in the Credit Agreement.

2.7 Bankruptcy, Etc. Each Guarantor acknowledges and agrees that any interest on any portion of the Secured Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Secured Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Secured Obligations if such case or proceeding had not been commenced) shall be included in the Secured Obligations guaranteed hereby because it is the intention of the Guarantors and Secured Parties that the Secured Obligations which are guaranteed by the Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve any Borrower or any other Guarantor of any portion of such Secured Obligations. The Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

2.8 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably, undertakes to provide such funds or other support as may be needed from time to time by each Borrower and each other Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.8 shall remain in full force and effect until the Obligations have been indefeasibly paid in full. Each Qualified ECP Guarantor intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3

GRANT OF SECURITY INTEREST;

CONTINUING LIABILITY UNDER COLLATERAL

3.1 Collateral. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in and lien on all of the following property of such Grantor, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Secured Obligations:

(i) all Accounts (including any credit enhancement therefor);

(ii) all Accounts Receivable;

(iii) all Chattel Paper;

(iv) Commercial Tort Claims identified on Schedule 6;

(v) all Contracts, leases, letters of credit, Letter of Credit Rights, Instruments, Documents and documents of title;

(vi) all Equipment;

(vii) all Financial Assets;

(viii) all Fixtures;

(ix) all General Intangibles;

(x) all Insurance;

(xi) all Intellectual Property and all Copyright Licenses, Patent Licenses, Trademark Licenses and Trade Secret Licenses;

(xii) all Inventory;

(xiii) all Investment Property;

(xiv) all Money, cash, cash equivalents, Securities, and other property of any kind of such Grantor;

(xv) all of such Grantor’s Deposit Accounts, credits and balances with, and other claims against, an Agent, any Lender or any Affiliate of the foregoing, or any other financial institution with which such Grantor maintains deposits, including any payment accounts;

(xvi) all Goods not otherwise described above;

(xvii) any Collateral Account;

(xviii) all Supporting Obligations in respect of any Collateral;

(xix) all of such Grantor’s books, records, and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property, and General Intangibles at any time evidencing or relating to any of the foregoing; and

(xx) all accessions to, substitutions for, and replacements, products, and Proceeds of any of the foregoing, including, but not limited to, Proceeds of any Insurance, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;

provided, that notwithstanding anything to the contrary in this Agreement, the term “Collateral” shall not include the Excluded Assets or other assets as to which the Administrative Agent reasonably determines in writing in consultation with the Grantor that the costs of obtaining a security interest in any specifically identified assets are excessive in relation to the benefit to the Secured Parties of the security afforded thereby; provided, further, that notwithstanding anything to the contrary in this Agreement or any other Collateral Document, this Agreement shall not constitute a grant of security interest in any Excluded Assets and none of the covenants or representations and warranties herein or in any other Collateral Document shall be deemed to apply to any property constituting Excluded Assets.

3.2 Excluded Actions. Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required, nor is the Administrative Agent authorized, (i) to take any actions (other than actions described in Section 4.3(a)) to record or perfect the Administrative Agent’s Lien on or security interest in any Collateral (excluding Equity Interests in any Foreign Subsidiary otherwise required to be pledged hereunder) located outside of the United States or to take any action under the law of any non-U.S. jurisdiction to create or perfect a security interest in such Collateral (except for filings made with WIPO for U.S. Trademarks filed under 15 U.S.C. §66), (ii) to grant or perfect any Lien in any leasehold rights and leasehold interest in real property, or (iii) to perfect in any motor vehicle, aircraft or other assets subject to a certificate of title statute (the foregoing actions described in this Section 3.02, collectively, “Excluded Actions”). Notwithstanding anything contained herein or in any other Collateral Document to the contrary, none of the covenants or representations and warranties contained herein or in any other Collateral Document shall be deemed to apply to, or require the performance of, any Excluded Actions.

SECTION 4

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent for the benefit of the Secured Parties that as of the Closing Date:

4.1 [Reserved].

4.2 [Reserved].

4.3 Perfected Priority Liens.

(a) The security interests granted pursuant to this Agreement (i) upon completion of the filings and other actions specified on Schedule 7 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in duly completed and duly executed form, as applicable, and may be filed by the Administrative Agent at any time) and payment of all filing fees, will constitute valid fully perfected security interests under United States law in all right, title and interest of such Grantor in the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Secured Obligations, enforceable in accordance with the terms hereof and (ii) subject to the ABL Intercreditor Agreement, are prior to all other Liens on the Collateral except for Permitted Liens. Notwithstanding the foregoing, nothing in this Agreement shall require any Grantor to make, nor shall the Administrative Agent make any Excluded Actions.

(b) Without limiting the foregoing, each Grantor has taken all actions necessary and reasonably requested by the Administrative Agent, including without limitation those specified in Section 5.2 to: (i) establish the Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts, (ii) establish the Administrative Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts (other than Excluded Accounts), (iii) establish the Administrative Agent’s “control” (within the meaning of Section 9-107 of the UCC) over all Letter of Credit Rights with the face value in excess of $1,000,000 and (iv) establish the Administrative Agent’s “control” (within the meaning of Section 9-105 of the UCC) over all Electronic Chattel Paper with the face value in excess of $1,000,000.

4.4 Name; Jurisdiction of Organization; etc. On the date hereof, such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 3. Each Grantor is organized or formed under the law of the jurisdiction so specified. Except as specified on Schedule 3, it has not, within the past five years, changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise).

4.5 [Reserved].

4.6 Investment Property; Accounts.

(a) Schedule 2 hereto sets forth under the headings “Pledged Stock, “Pledged LLC Interests” and “Pledged Partnership Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests owned by any Grantor, and such Pledged Equity Interests of each Grantor and each of Grantor’s applicable Subsidiaries and, to any such Grantor’s knowledge, all additional Pledged Equity Interests, constitute the percentage of issued and outstanding shares of stock, percentage of membership interests or percentage of partnership interests of the respective issuers thereof indicated on such Schedule.

(b) Schedule 2 hereto sets forth under the heading “Pledged Debt Securities” or “Pledged Notes” all of the Pledged Debt Securities and Pledged Notes owned by any Grantor, and all of such Pledged Debt Securities and Pledged Notes of each Grantor and each of Grantor’s applicable Subsidiaries and, to any such Grantor’s knowledge, all additional Pledged Notes and Pledged Debt Securities, have been duly authorized, authenticated or issued and delivered.

(c) Schedule 2 hereto sets forth under the headings “Securities Accounts,” “Commodity Accounts” and “Deposit Accounts,” respectively, all of the Securities Accounts, Commodity Accounts and Deposit Accounts in which each Grantor has an interest. Except as set forth on Schedule 2, each such Grantor is the sole entitlement holder or customer of each such account in which it has an interest (free and clear of any and all Liens except Permitted Liens).

(d) [Reserved].

(e) All the shares of the Pledged Equity Interests of each Grantor’s Subsidiaries and, to any such Grantor’s knowledge, all additional Pledged Equity Interests, have been duly and validly issued and are fully paid and nonassessable.

(f) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens any other Person, except Permitted Liens.

4.7 Accounts Receivable. No amount payable to such Grantor under or in connection with any Accounts Receivable is evidenced by any Instrument or Tangible Chattel Paper with the face value in excess of $1,000,000 which has not been delivered to the Administrative Agent or the ABL Agent as provided in the ABL Intercreditor Agreement or constitutes Electronic Chattel Paper with the face value in excess of $1,000,000 that has not been subjected to the “control” (within the meaning of Section 9-105 of the UCC) of the Administrative Agent or the ABL Agent as provided in the ABL Intercreditor Agreement.

4.8 Intellectual Property.

(a) Schedule 5 lists all Intellectual Property registered (and pending applications therefor) with the U.S. Patent and Trademark Office or the U.S. Copyright Office and owned by such Grantor on the date hereof. Except as set forth in Schedule 5 and for Permitted Liens, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property that is material to the business of the Loan Parties and their Subsidiaries.

(b) On the date hereof, (i) all material Intellectual Property owned by such Grantor and set forth on Schedule 5, is valid, subsisting, unexpired, has not been abandoned and, to the knowledge of such Grantor, is enforceable, and (ii) neither the operation of such Grantor’s business as currently conducted nor the use of any Intellectual Property owned by such Grantor in connection therewith infringes or misappropriates the intellectual property rights of any other Person, except for infringements or misappropriations that would not reasonably be expected to have a Material Adverse Effect, and (iii) such Grantor has maintained and maintains sufficient quality control over the quality of the products and services offered under the material Trademarks owned by such Grantor (including any licensee’s use of such Trademarks) to ensure protection and value thereof.

(c) There are no orders or judgments which affect the use of any material Intellectual Property owned by such Grantor in any material respect.

(d) No claim has been asserted in writing that the use of the Intellectual Property owned by such Grantor infringes upon the rights of any third party which infringement would reasonably be expected to have a Material Adverse Effect. To such Grantor’s knowledge, there is currently no infringement of any item of Intellectual Property owned by such Grantor that would reasonably be expected to have a Material Adverse Effect.

(e) No holding, decision or judgment has been rendered by any Governmental Authority which cancels, or contains a finding of invalidity or unenforceability of, such Grantor’s rights in, any Intellectual Property owned by such Grantor in any respect that could reasonably be expected to have a Material Adverse Effect. Such Grantor is not aware of any uses of any item of Intellectual Property owned by such Grantor that could reasonably be expected to lead to such item becoming invalid or unenforceable including, without limitation, unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with Trademarks except for any such uses which could not be expected to have a Material Adverse Effect.

(f) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, against such Grantor on the date hereof (i) seeking the cancellation or invalidation of any material Intellectual Property owned by such Grantor, or (ii) which, if adversely determined, would reasonably be expected to have a Material Adverse Effect (in each case, other than office actions issued in the ordinary course of prosecution of any pending applications for patents or applications for registration of other Intellectual Property). The consummation of the transactions contemplated by this Agreement will not result in the abandonment or unenforceability of any of the Intellectual Property material to the conduct of such Grantor’s business as such business is currently conducted.

(g) With respect to each material Copyright License, Trademark License, Trade Secret License and Patent License: (i) such license is valid and binding, (ii) such license will not cease to be valid and binding and in full force and effect on terms substantially similar to those currently in effect as a result of the grant of the security interest in and Lien on the Intellectual Property granted herein, nor will the grant of such rights and interests constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license, (iii) such Grantor has not received any written notice of termination or cancellation under such license, (iv) such Grantor has not received any written notice of a material breach or default under such license, which material breach or default has not been cured (or is not capable of being cured during the applicable cure period), (v) such Grantor is not in material breach or default of such license in any material respect, and (vi) no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit the other party to terminate or accelerate the payment of fees due under such license, except where such breach or default or termination or modification or acceleration could not be expected to have a Material Adverse Effect.

(h) Except as set forth in Schedule 5, each Grantor has performed all acts and has paid all required fees and taxes necessary, to maintain each item of material Intellectual Property owned by such Grantor and set forth on Schedule 5, in full force and effect. Such Grantor has used statutory notice in connection with its use of each material Patent, Trademark and Copyright included in the Intellectual Property owned by such Grantor to the extent necessary to maintain such items of Intellectual Property.

(i) Such Grantor has made all filings and recordations necessary, as determined in its reasonable business judgment, to protect its interest in the material registered (and applied for) Intellectual Property owned by such Grantor including, the recordation of interests in the material Patents and Trademarks owned by such Grantor with the United States Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the material Copyrights owned by such Grantor with the United States Copyright Office and in corresponding national and international copyright offices.

(j) No Grantor is subject to any settlement or consents, judgment, injunction, order, decree, covenants not to sue, non-assertion assurances or releases that would impair the validity or enforceability of, or such Grantor’s rights in, any material Intellectual Property owned by such Grantor in any material respect.

4.9 Commercial Tort Claims. No Grantor has any Commercial Tort Claims in an amount reasonably estimated to exceed $5,000,0000 other than those described on Schedule 6.

4.10 Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper of such Grantor describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are, with respect to the signature or endorsement of any Grantor or any Subsidiary of any Grantor, but in all other cases to the knowledge of such Grantor, complete, valid and genuine, and all Goods evidenced by such Documents, Instruments and Chattel Paper are owned by such Grantor free and clear of all Liens (other than Permitted Liens).

SECTION 5

COVENANTS

Each Grantor covenants to and agrees with the Administrative Agent that, from and after the date of this Agreement until the termination of this Agreement, it shall comply with each of the following:

5.1 [Reserved].

5.2 Delivery and Control of Instruments, Chattel Paper, Negotiable Documents, Investment Property and Deposit Accounts.

(a) If any of the Collateral is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper, in each case, with the face value in excess of $1,000,000, such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Document or Tangible Chattel Paper shall be promptly (and in any event within 30 days thereof) delivered to the Administrative Agent or the ABL Agent as provided in the ABL Intercreditor Agreement, duly endorsed in a manner reasonably satisfactory to the Administrative Agent or the ABL Agent, as applicable, to be held as Collateral pursuant to this Agreement. If any Grantor retains possession of such Instrument, Certificated Security, Negotiable Document or Tangible

Chattel Paper on behalf of the Administrative Agent, at the Administrative Agent’s request, such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Document or Tangible Chattel Paper shall be marked with the following legend: “This writing and the obligations evidenced or served hereby are subject to the security interest of Deutsche Bank AG New York Branch, as Administrative Agent, for the benefit of certain Secured Parties.”

(b) If any of the Collateral is or shall become “Electronic Chattel Paper” or any “transferable record” (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) with the face value in excess of $1,000,000, and after the discharge of the ABL Obligations, such Grantor shall promptly notify the Administrative Agent thereof in writing. After the Discharge of ABL Obligations (as defined in the ABL Intercreditor Agreement), and promptly upon the Administrative Agent’s request, such Grantor shall take, or cause to be taken, such actions as the Administrative Agent may request to give the Administrative Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction and such Grantor shall ensure that (i) a single authoritative copy exists which is unique, identifiable, unalterable (except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) that such authoritative copy identifies the Administrative Agent as the assignee and is communicated to and maintained by the Administrative Agent or its designee, (iii) that copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Administrative Agent, (iv) that each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

(c) If any of the Collateral is or shall become evidenced or represented by an Uncertificated Security with the face value in excess of $1,000,000, such Grantor shall use commercially reasonable efforts to cause the Issuer thereof to agree in writing with such Grantor and the Administrative Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

(d) Each Grantor agrees that with respect to any Collateral that is a Securities Entitlement, Securities Account and/or Deposit Account (other than Excluded Accounts) holding cash, securities or other assets, it shall cause the depositary bank and securities intermediary, as applicable, to agree in writing with such Grantor, the Administrative Agent and the ABL Agent that such depositary bank and securities intermediary, as applicable, will comply with Entitlement Orders and instructions issued or originated by the Administrative Agent or the ABL Agent, as applicable, without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the ABL Agent and the Administrative Agent. Except as otherwise set forth in this Section 5.2(d), each Grantor shall have entered into such control agreement or agreements reasonably acceptable to the ABL Agent and the Administrative Agent with respect to: (i) any Securities Entitlement, Securities Account and/or Deposit Account (other than Excluded Accounts) that exist on the Closing Date, as of, or prior to the Closing Date and (ii) any Securities Entitlement, Securities Account and/or Deposit Account (other than Excluded Accounts) that are created or acquired after the Closing Date, as of, or prior to the deposit or transfer of any such funds, whether constituting moneys or investments, into such Securities Entitlement, Securities Account and/or Deposit Account (other than Excluded Accounts).

(e) If any of the Collateral is or shall become evidenced or represented by a Commodity Contract with value in excess of $1,000,000, such Grantor shall give notice thereof to the Administrative Agent within 30 days thereof and at the written request of the Administrative Agent, such Grantor shall cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor, the Administrative Agent and the ABL Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Administrative Agent or the ABL Agent, as applicable, without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent and the ABL Agent.

5.3 [Reserved].

5.4 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall, at the reasonable request of the Administrative Agent, take any and all commercially reasonable actions to maintain the security interest created by this Agreement as a perfected security interest (subject to the qualifications set forth in Section 4.3(a)) having at least the priority described in Section 4.3 and shall use its commercially reasonable efforts to defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of any Collateral; provided that, nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is permitted by the Credit Agreement; provided, further, that, nothing in this Agreement shall require a Grantor to take any Excluded Actions (except for filings made with WIPO for U.S. Trademarks filed under 15 U.S.C. §66).

(b) At any time and from time to time, upon the reasonable request of the Administrative Agent, at the sole expense of such Grantor, such Grantor will promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) to the extent required by Section 5.2 hereof, in the case of Investment Property, Deposit Accounts (other than Excluded Accounts), Securities Entitlements and Securities Accounts, and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto, including without limitation, executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a control agreement in form and substance reasonably satisfactory to the Administrative Agent, (iii) to the extent required by Section 5.2 hereof, maintaining Securities Entitlements, Securities Accounts and Deposit Accounts (other than Excluded Accounts) only with financial institutions that have agreed to comply with Entitlement Orders and instructions issued or originated by the Administrative Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent, (iv) to the extent required by Section 5.2 hereof, delivering to the Administrative Agent originals of all Instruments, Documents and Chattel Paper, and all other Collateral of which the Administrative Agent determines it should have physical possession in order to perfect and protect the Administrative Agent’s security interest therein, duly pledged, endorsed, or assigned to the Administrative Agent without restriction; (v) delivering to the Administrative Agent or, prior to the discharge of the ABL Obligations, the ABL Agent all letters of credit with the face value in excess of $500,000 constituting Collateral on which such Grantor is named beneficiary; (vi) executing and delivering of confirmatory written instruments pledging to the Administrative Agent, for the benefit of the Secured Parties, the Collateral with respect to such Grantor (but the failure to do so shall not affect or limit any security interest or any other rights of the Secured Parties in and to the Collateral with respect to such Grantor) and (viii) taking such other steps as are reasonably deemed necessary by the Administrative Agent to maintain and protect the continued perfection and priority of the Administrative Agent’s security interest in any of the Collateral and of the preservation of its rights therein (subject to the qualifications set forth in Sections 3.2 and 4.3(a)).

(c) If any Collateral with the market value in excess of $1,000,000 is at any time in the possession or control of any individual warehouseman, bailee, or any of such Grantor’s agents or processors, then such Grantor shall notify the Administrative Agent thereof and shall, at the request of the Administrative Agent or the ABL Agent as provided in the ABL Intercreditor Agreement, (i) notify such Person of the Administrative Agent’s and the ABL Agent’s security interest in such Collateral, (ii) instruct such Person to hold all such Collateral for the Administrative Agent or the ABL Agent’s account, as provided in the ABL Intercreditor Agreement, subject to the Administrative Agent’s or the ABL Agent’s, as applicable, instructions and (iii) take commercially reasonable steps on behalf of the Administrative Agent or the ABL Agent, as applicable, to obtain an acknowledgment, in form and substance reasonably satisfactory to the Administrative Agent and the ABL Agent, stating that the warehouseman and/or bailee holds such Collateral for the Administrative Agent and the ABL Agent except, in each case, (i) where the Borrower reasonably determines after the use of commercially reasonable efforts that such acknowledgement cannot be obtained without undue effort or expense or (ii) where such acknowledgement was not provided to the ABL Agent.

(d) If any Collateral with the market value in excess of $500,000 is at any time located at any operating facility of any Grantor which is not owned by such Grantor, such Grantor shall use commercially reasonable efforts to obtain written landlord lien waivers or subordinations, in form and substance reasonably satisfactory to the Administrative Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral except, in each case, (i) where the Borrower reasonably determines after the use of commercially reasonable efforts that such waiver or subordination cannot be obtained without undue effort or expense or (ii) where such waiver or subordination was not provided to the ABL Agent.

(e) Such Grantor will furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Administrative Agent, may reasonably request, all in reasonable detail.

5.5 Changes in Locations, Name, Jurisdiction of Incorporation; Use of Collateral.

Such Grantor shall promptly (but in no event more than 60 days) provide written notice to the Administrative Agent of (i) mergers involving the Grantors, (ii) changes in its legal name, jurisdiction of organization or the location of its chief executive office from that referred to in Section 4.4 or (iii) changes in its identity or structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

5.6 [Reserved].

5.7 Pledged Securities.

(a) If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Pledged Equity Interest of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations.

(b) In the event any Issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof elects or otherwise takes any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC, such Grantor shall promptly (and in any event within 30 days thereof) take all steps necessary to establish the Administrative Agent’s “control” thereof.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it. In addition, each Grantor which is either an Issuer or an owner of any Pledged Security hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and to the transfer of any Pledged Security to the Administrative Agent or its nominee following an Event of Default and to the substitution of the Administrative Agent or its nominee as a partner, member or shareholder of the Issuer of the related Pledged Security.

5.8 [Reserved].

5.9 Intellectual Property.

(a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark owned by such Grantor to the extent required by applicable requirements of Law in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past substantially the same (or higher) quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends to the extent necessary to maintain and protect such Trademark under applicable requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest (subject to making any necessary filings, as described in Section 4.3(a)) in such Trademark pursuant to this Agreement and the Intellectual Property Security Agreement, and (v) not knowingly do any act or knowingly omit to do any act whereby such Trademark may become invalidated.

(b) Such Grantor will not knowingly do any act, or knowingly omit to do any act, whereby any material Patent owned by such Grantor may become abandoned or dedicated to the public (other than due to the expiration of such Patent at the end of its statutory term).

(c) Such Grantor will not knowingly do any act or knowingly omit to do any act whereby any material portion of the material Copyrights owned by such Grantor may become invalidated or dedicated to the public.

(d) Such Grantor (either itself or through licensees) will use proper statutory notices in connection with the use of each material Patent, Trademark and Copyright owned by such Grantor and included in the Collateral to the extent necessary to maintain such Patents, Trademarks, and Copyrights.

(e) Such Grantor will notify the Administrative Agent immediately (but in any event within thirty (30) days) if it knows that any application or registration for any Intellectual Property owned by such Grantor has or will become abandoned or dedicated to the public (other than the expiration of patents at the end of their statutory term), or of any adverse determination in any proceeding brought against such Grantor regarding such Grantor’s ownership of, or the validity of, any Intellectual Property owned by such Grantor or such Grantor’s right to register the same or to own and maintain the same (other than office actions issued in the ordinary course of prosecution of any pending application for patents or applications for registration of other Intellectual Property), in each case, unless the abandonment or dedication to the public of such Intellectual Property is permitted under the Credit Agreement, or such adverse determination, could not reasonably be expected to have a Material Adverse Effect.

(f) Promptly upon such Grantor’s acquisition or creation of any copyrightable work, invention, trademark or other similar property that is material to the business of Grantor, such Grantor will, to the extent such Grantor deems it appropriate, as determined in its reasonable business judgment, apply for registration thereof with the United States Copyright Office, the United States Patent and Trademark Office and any other appropriate office or agency or any similar office or agency in any other country or any political subdivision thereof. Whenever such Grantor shall file an application for the registration of any material Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office, such Grantor shall report such filing to the Administrative Agent within thirty (30) days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Secured Parties’ security interest in any Copyright, Patent, Trademark or other Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g) Such Grantor will take all commercially reasonable steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application in respect of (and to obtain the relevant registration in respect of) and to maintain each registration in respect of material Intellectual Property owned by such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue, and renewal applications or extensions, the payment of maintenance fees, and the participation in interference, reexamination, derivation, opposition, cancellation, infringement and misappropriation proceedings.

(h) Such Grantor (either itself or through licensees) will not, without the prior written consent of the Administrative Agent, discontinue use of any Trademark owned by such Grantor or otherwise abandon any Intellectual Property owned by such Grantor, or abandon any application or waive any right to file, or enter into a legally binding obligation not to file, an application for letters patent, trademarks, or copyrights, in each case, unless the discontinuation of use, abandonment or loss thereof is permitted under the Credit Agreement.

(i) In the event that any material Intellectual Property owned by such Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value and such infringement, misappropriation or dilution could reasonably be expected have a Material Adverse Effect, promptly notify the Administrative Agent after it learns thereof, and, if such Grantor deems it advisable in its reasonable business judgment, seek injunctive relief where appropriate and sue for infringement, misappropriation or dilution to recover damages for such infringement, misappropriation or dilution.

(j) Such Grantor agrees that, should it obtain an ownership interest in any item of Intellectual Property which is not now a part of the Collateral (the “After-Acquired Intellectual Property”), (i) the provisions of Section 3 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property, and in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Collateral, (iii) to the extent such Intellectual Property would be required to be set forth on Schedule 5, it shall give prompt (and, in any event within thirty (30) Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) written notice thereof to the Administrative Agent in accordance herewith, and (iv) to the extent such Intellectual Property would be required to be set forth on Schedule 5, it shall provide the Administrative Agent promptly (and, in any event within thirty (30) Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) with an amended Schedule 5 hereto and take the actions specified in this Section 5.9(j); provided that with respect to clause (iv) hereof, such Grantor shall not be required to take, nor shall the Administrative Agent take, the actions specified in this Section 5.9(j) for any Intellectual Property located outside the United States (except for filings made with the World Intellectual Property Organization (“WIPO”) for U.S. Trademarks filed under 15 U.S.C. §66)).

(k) Such Grantor agrees to execute an Intellectual Property Security Agreement with respect to the U.S. Federal registered Trademarks, Patents, and Copyrights owned by such Grantor in form and substance reasonably acceptable to the Administrative Agent in order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

(l) Such Grantor agrees to execute an After-Acquired Intellectual Property Security Agreement with respect to its After-Acquired Intellectual Property consisting of U.S. Federal registered Trademarks, Patents or Copyrights in form and substance reasonably acceptable to the Administrative Agent in order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

5.10 Commercial Tort Claims. If any Grantor shall at any time after the date of this Agreement acquire or become the beneficiary of a commercial tort claim in excess of $5,000,000, such Grantor shall promptly provide the Administrative Agent with an amended Schedule 6 hereto describing the details thereof in a manner that reasonably identifies such commercial tort claim and which is otherwise reasonably satisfactory to the Administrative Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such commercial tort claim, and agrees to do such other acts or things reasonably deemed necessary or desirable by the Administrative Agent to provide a perfected security interest having at least the priority set forth in Section 4.3 in any such commercial tort claim. Any supplement to Schedule 6, delivered pursuant to this Section 5.10 shall, after the receipt thereof by the Administrative Agent, become part of Schedule 6 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

SECTION 6

REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Accounts Receivable. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Accounts Receivable in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications.

6.2 Communications with Obligors; Grantors Remain Liable.

(a) After the Discharge of ABL Obligations, the Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, communicate with obligors under the Accounts Receivable to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts Receivable.

(b) The Administrative Agent may at any time after the occurrence and during the continuance of an Event of Default, notify, or require any Grantor to so notify, the Account Debtor or counterparty on any Accounts Receivable of the security interest of the Administrative Agent therein. In addition, after the Discharge of ABL Obligations, and upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Accounts Receivable directly to the Administrative Agent;

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Accounts Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Accounts Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Securities.

(a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given three (3) Business Days prior notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing (and the Administrative Agent gives three (3) Business Days prior notice to the relevant Grantor of the Administrative Agent’s intent to exercise its rights pursuant to this clause (b)): (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights and (ii) the Administrative Agent shall have the right, without further notice to any Grantor, to transfer all or any portion of the Investment Property to its name or the name of its nominee or agent. In addition, the Administrative Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Property for certificates or instruments of smaller or larger denominations. In order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and each Grantor acknowledges that the Administrative Agent may utilize the power of attorney set forth herein.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, (and each Grantor agrees that each Issuer shall be fully protected in so complying), and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent, such notice not to be given and dividends and other payments not to be made except in the event of an Event of Default that has occurred and is continuing, and each Issuer agrees to comply with such instructions described above in this Section 6.3(c) and to make any payments described above in this Section 6.3(c).

6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Accounts Receivable, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, Cash Equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent (for the benefit of the Secured Parties), segregated from other funds of such Grantor, and shall, upon the Administrative Agent’s request, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent or the ABL Agent as provided in the ABL Intercreditor Agreement in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent or the ABL Agent, as applicable, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent (for the benefit of the Secured Parties)) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5 Application of Proceeds. If an Event of Default shall have occurred and be continuing, the Administrative Agent may, and at the direction of the Required Lenders, the Administrative Agent shall, subject to the ABL Intercreditor Agreement apply the net Proceeds (after deducting fees and expenses as provided in Section 6.6) realized through the exercise by the Administrative Agent of its remedies hereunder or under the other Collateral Documents, whether or not held in any Collateral Account, and any Proceeds of the guarantee set forth in Section 2, in payment of the Secured Obligations in the following order:

First, to the Administrative Agent, to pay incurred and unpaid fees and expenses of the Secured Parties then due and owing under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of all other amounts then due and owing and remaining unpaid in respect of the Secured Obligations, pro rata among the Secured Parties according to the amounts of the Secured Obligations then due and owing and remaining unpaid to the Secured Parties; and

Third, any balance of such Proceeds remaining after the Secured Obligations (other than contingent indemnification obligations not yet due and payable) shall have been paid in full shall be paid over to Borrowers or to whomsoever may be lawfully entitled to receive the same.

Notwithstanding the foregoing, amounts received from any Borrower or Guarantor that is not an “Eligible Contract Participant” (as defined in the Commodity Exchange Act) shall not be applied to the obligations that are Excluded Swap Obligations.

6.6 Code and Other Remedies.

(a) If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and the other Loan Documents, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or its rights under any other applicable Law or in equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent not prohibited by applicable law or statute), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Each Grantor agrees that it would not be commercially unreasonable for the Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall have the right to enter onto the property where any Collateral is located and take possession thereof with or without judicial process.

(b) the Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. If the Administrative Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Administrative Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Administrative Agent may resell the Collateral and the Grantor shall be credited with proceeds of the sale.

(c) In the event of any Disposition of any of the Intellectual Property in connection with the exercise by the Administrative Agent of its rights or remedies hereunder, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and the applicable Grantor shall, as requested by the Administrative Agent, supply the Administrative Agent or its designee with such Grantor’s know-how and expertise, and with documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property subject to such Disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

(d) For the purpose of enabling the Administrative Agent to exercise the rights and remedies hereunder, each Grantor hereby grants to the Administrative Agent, to be exercised by the Administrative Agent only upon and during the continuance of an Event of Default, a non-exclusive, royalty-free, irrevocable, worldwide license and sublicense to use and exploit such Grantor’s Intellectual Property. The license and sublicense granted herein shall include the right of the Administrative Agent (upon the exercise of such license and sublicense) to grant freely sublicenses and further sublicenses to any party at the Administrative Agent’s sole discretion. The Administrative Agent agrees to exercise commercially reasonable efforts to maintain the standards of quality necessary to ensure the validity and enforceability of the Trademarks included in license and sublicense granted hereunder. The license and sublicense of the Intellectual Property granted hereunder shall be subject to the rights of third parties under any pre-existing licenses of the Intellectual Property Collateral granted by the Grantors to such third parties and the terms and conditions of any licenses granted by third parties to such Grantor.

6.7 Sale of Securities.

(a) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity Interests or the Pledged Debt Securities, by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

6.8 Waiver; Deficiency. Each Grantor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

SECTION 7

THE ADMINISTRATIVE AGENT

7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor and, except to the extent required hereunder, without notice by the Administrative Agent to the applicable Grantor of the Administrative Agent’s intent to exercise such rights, to do any or all of the following, subject to the terms of the ABL Intercreditor Agreement:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Accounts Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Accounts Receivable or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property constituting Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral (other than Permitted Liens), effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that, except as provided in Section 7.1(b), it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement; provided, however, that unless an Event of Default has occurred and is continuing or time is of the essence, the Administrative Agent shall not exercise this power without first making demand on the Grantor and the Grantor failing to immediately comply therewith.

7.2 Duty of Administrative Agent; Liabilities.

(a) The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for any failure to take any steps to perfect the Administrative Agent’s Liens in the Collateral or to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (it being understood that no loss of or damage to the Collateral shall release any Grantor from any of the

Secured Obligations). The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from their own bad faith, gross negligence or willful misconduct of a Secured Party or material breach of any Loan Documents by the Secured Party.

(b) It is expressly agreed by the Grantors that, anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under and each of the agreements included in the Collateral, including without limitation, each of its contracts and each of its licenses, to observe and perform all the conditions and obligations to be observed and performed by it thereunder all in accordance with and pursuant to the terms and provisions thereof. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any such agreement, contract or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Administrative Agent or any Secured Party of any payment relating to any agreement, contract or license pursuant hereto. Neither the Administrative Agent nor any Secured Party shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any agreement, contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any agreement, contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. The exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

7.3 Execution of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the UCC and any other applicable Law, each Grantor authorizes the Administrative Agent to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent on behalf of the Secured Parties under this Agreement. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in the Collateral Documents or as “all assets” or “all personal property” of the undersigned or words of similar import, whether now owned or hereafter existing or acquired by the undersigned or such other description as the Administrative Agent, in its sole judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

7.4 Authority of Administrative Agent.

(a) Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement, the ABL Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

(b) The Administrative Agent has been appointed to act as Administrative Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that the Administrative Agent shall, after payment in full of all Obligations (other than contingent indemnification obligations not yet due and payable) under the Credit Agreement and the other Loan Documents, exercise, or refrain from exercising, any remedies provided for herein.

7.5 Appointment of Co-Administrative Agents. At any time or from time to time, in order to comply with any requirement of Law, the Administrative Agent may appoint another bank or trust company or one of more other persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for indemnification and similar protections of such co-agent or separate agent).

SECTION 8

MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.

8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification.

(a) Each Grantor agrees to pay, and to save the Secured Parties harmless to the extent Borrowers would be required to do so pursuant to Section 10.04 of the Credit Agreement.

(b)

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and the Administrative Agent and shall inure to the benefit of the Secured Parties and their successors and permitted assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and any such assignment, transfer or delegation without such consent shall be null and void.

8.6 Reserved.

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or by electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration/Conflict. This Agreement and the other Loan Documents represent the agreement of the Grantors and the Administrative Agent with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

8.12 Jurisdiction, Waivers, Etc.

(a) Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND

UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST EACH GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) Waiver of Venue. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) Service of Process. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(d) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(e) Each party hereto hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages; provided that nothing contained in this paragraph shall limit any Grantor’s indemnity obligations under Section 8.4.

8.13 [Reserved].

8.14 Additional Grantors. Each Subsidiary of Borrowers that is required to become a party to this Agreement pursuant to Section 6.11 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.15 Releases.

(a) At such time as the Term Loans and the other Obligations (other than contingent indemnification obligations not yet due and payable) shall have been paid in full, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall promptly deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be disposed of by any Grantor in a transaction permitted by the Credit Agreement to a Person that is not a Grantor, the Collateral shall be automatically released from the Liens created hereby and the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

(c) Any Grantor shall automatically be released from its obligations hereunder and the Security Interest and any Liens granted herein to the Administrative Agent in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction or designation permitted in accordance with the terms of the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary or becomes an Excluded Subsidiary, and the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

(d) Prior to the discharge of all ABL Obligations, the requirements of this Agreement to deliver or grant control (to the extent that only one Person is permitted to have control thereof under applicable law) over ABL Priority Collateral (as such term is defined in the Intercreditor Agreement) to the Administrative Agent shall be deemed satisfied by delivery of or granting of control over such ABL Priority Collateral to the ABL Agent as bailee for the Administrative Agent pursuant to the ABL Intercreditor Agreement.

8.16 ABL Priority Collateral; Etc.. The provisions of this Agreement are in all respects subject to the provisions of the ABL Intercreditor Agreement, including the relative rights, obligations and priorities with respect to Collateral. Notwithstanding anything herein to the contrary, prior to the discharge of ABL Obligations, each Grantor agrees that, in the event any Grantor, pursuant to the ABL Collateral Documents, takes any action to grant or perfect a Lien (to the extent such Lien can be perfected; subject to the ABL Intercreditor Agreement) in favor of the ABL Agent in any assets, such Grantor shall also take the same action to grant or perfect a Lien (subject to the ABL Intercreditor Agreement) in favor of the Administrative Agent to secure the Secured Obligations. Notwithstanding anything herein to the contrary, prior to the discharge of the ABL Obligations, to the extent any Lien purported to be granted in the ABL Priority Collateral is not or ceases to be a perfected Lien in favor of the ABL Agent under the applicable ABL Collateral Documents, if the Administrative Agent acting in its reasonable discretion agrees in writing not to have a perfected lien in such ABL Priority Collateral, the Grantors shall have no obligations to take any actions to perfect the Administrative Agent’s Liens on such Collateral and all representations and warranties and covenants in this Agreement shall be subject to the provisions and qualifications set forth in this Section 8.16.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

UNIVERSAL TABLETOP, INC.

By:	/s/ Bernard Peters
	Name:	Bernard Peters
	Title:	Chief Financial Officer

ANCHOR HOCKING, LLC

By:	/s/ Bernard Peters
	Name:	Bernard Peters
	Title:	Chief Financial Officer

ONEIDA LTD.

By:	/s/ Bernard Peters
	Name:	Bernard Peters
	Title:	Chief Financial Officer

BUFFALO CHINA, INC. DELCO INTERNATIONAL, LTD SAKURA, INC. THC SYSTEMS, INC. KENWOOD SILVER COMPANY, INC. ONEIDA SILVERSMITHS INC. ONEIDA INTERNATIONAL INC. ONEIDA FOOD SERVICE, INC.

By:	/s/ Bernard Peters
	Name:	Bernard Peters
	Title:	Chief Financial Officer

[EveryWare Guarantee and Collateral Agreement Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

[EveryWare Guarantee and Collateral Agreement Signature Page]

GUARANTEE AND COLLATERAL AGREEMENT

among

ANCHOR HOCKING, LLC,

ONEIDA LTD.,

each other Grantor from time to time party hereto,

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Administrative Agent

Dated as of May 21, 2013

Schedules

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Entity	Executive Office Address

Universal Tabletop, Inc.	1115 West Fifth Avenue
Lancaster, Ohio 43130

Anchor Hocking, LLC	1115 West Fifth Avenue
Lancaster, Ohio 43130

Oneida Ltd.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

Buffalo China, Inc.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

Delco International, Ltd.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

Kenwood Silver Company, Inc.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

Oneida Food Service, Inc.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

Oneida International Inc.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

Oneida Silversmiths Inc.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

Sakura, Inc.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

THC Systems, Inc.	163-181 Kenwood Ave.
Oneida, New York 13421, USA

1-1

Schedule 2

DESCRIPTION OF PLEDGED INVESTMENT PROPERTY

Pledged Stock:

Grantor	Issuer	Issuer’s Jurisdiction Under UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares Pledged	No. of Shares

Universal Tabletop, Inc.	Oneida Ltd.	Delaware	Common	CS-1	100%	1,000
	Anchor Hocking Canada, Inc.	Canada	Common	C-3	65%	65

Oneida Ltd.	Buffalo China, Inc.	New York	Common	59	100%	162,358
	Delco International, Ltd.	New York	Common	11	100%	5,500,000
	Kenwood Silver Company, Inc.	New York	Common	1	100%	100
	Oneida International Inc.	Delaware	Common	17	100%	396
	Oneida Silversmiths Inc.	New York	Common	2	100%	200
	THC Systems, Inc.	New York	Common	2	100%	100
	Sakura, Inc.	New York	Common	2	100%	100
	Oneida, S.A. de C.V.	Mexico	Series A	1	65%	31.85	[1]
			Series B	14	65%	8,490,075
	Oneida Canada, Limited	Canada	Common	C-10	65%	5240
	Oneida U.K. Limited	United Kingdom	Common	6	65%	5,745,350
	Oneida (Guangzhou) Foodservice Co., Ltd.	China	Common	Uncertificated	65%	N/A

Buffalo China, Inc.	Onieda Food Service, Inc.	New York	Common	2	100%	200

Oneida International Inc.	Oneida Italy S.r.l.	Italy	Common	Uncertificated	65%	N/A

[1]	Existing Oneida S.A. de C.V. issued for 49 shares, new certificate to be issued post-closing for the amount pledged.

2-1

Pledged Notes:

Grantor	Issuer	Payee	Principal Amount

None.

Pledged Debt Securities:

Grantor	Issuer	Issuer’s Jurisdiction Under UCC Section 9-305(a)(2)	Payee	Principal Amount

None.

2-2

Pledged Partnership Interests:

Grantor	Issuer	Type of Partnership Interest (e.g., General or Limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership

None.

Pledged LLC Interests:

Grantor	Issuer	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Issuer

Universal Tabletop, Inc.	Anchor Hocking, LLC	Y	3	100	100%

2-3

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Oneida Ltd.	Wells Fargo	4122231145	Commercial checking balance sweep to Main

Oneida Ltd.	Wells Fargo	4122231129	Commercial checking balance sweep to Main

Oneida Ltd.	Wells Fargo	4122231137	Commercial checking balance sweep to Main

Oneida Ltd.	Wells Fargo	4122231186	Commercial Checking (MAIN)

Oneida Ltd.	Wells Fargo	9600158297	Commercial checking (check clearing) sweep to Main

Oneida Ltd.	Wells Fargo	9600158303	Commercial checking (EBS- RMSCO clearing) sweep to Main

Oneida Ltd.	Wells Fargo	9600158318	Commercial checking (workman’s comp) sweep to Main

Oneida Ltd.	Wells Fargo	9600158322	Commercial checking (EBS- RMSCO clearing) sweep to Main

Oneida Ltd.	NBT Bank	6143246767	Business checking balance transfer to Main

Oneida Ltd.	M&T Bank	1040574	Deferred Compensation Account

Anchor Hocking, LLC	PNC	1131381581	Depository (Lockbox)

Anchor Hocking, LLC	PNC	1131381602	Disbursement Account

Anchor Hocking, LLC	Wells Fargo	4122295041	Payables Controlled Disbursement Account

Anchor Hocking, LLC	Wells Fargo	9600161314	Payroll Controlled Disbursements Account

Anchor Hocking, LLC	Wells Fargo	9600161329	Lockbox
Securities Accounts:
Grantor	Name of Securities Intermediary	Account Number	Account Name

None.

2-4

Commodity Accounts:

Grantor	Name of Commodity Intermediary	Account Number	Account Name

None.

2-5

Schedule 3

EXACT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Exact Legal Name	Jurisdiction of Organization	Organizational I.D.	Location	Prior Names and Changes in Form, Jurisdiction and Chief Executive Office
Universal Tabletop, Inc.	Delaware	5045245	1115 West Fifth Avenue Lancaster, OH 43130	Incorporated as Universal Tabletop Supply, Inc.; name changed to Universal Tabletop, Inc. on 10/4/11; Chief executive office previously located at 142 57th St. 17th Floor New York, NY 10019
Anchor Hocking, LLC	Delaware	4311289	1115 West Fifth Avenue Lancaster, OH 43130	None
Oneida Ltd.	Delaware	4217805	163-181 Kenwood Ave. Oneida, NY 13421	None
Buffalo China, Inc.	New York	296723	163-181 Kenwood Ave. Oneida, NY 13421	None
Delco International, Ltd.	New York	85369	163-181 Kenwood Ave. Oneida, NY 13421	None
Kenwood Silver Company, Inc.	New York	143830	163-181 Kenwood Ave. Oneida, NY 13421	None
Oneida Food Service, Inc.	New York	2783831	163-181 Kenwood Ave. Oneida, NY 13421	None
Oneida International Inc.	Delaware	2173339	163-181 Kenwood Ave. Oneida, NY 13421	None

3-1

Exact Legal Name	Jurisdiction of Organization	Organizational I.D.	Location	Prior Names and Changes in Form, Jurisdiction and Chief Executive Office
Oneida Silversmiths Inc.	New York	2788847	163-181 Kenwood Ave. Oneida, NY 13421	None
Sakura, Inc.	New York	2509536	163-181 Kenwood Ave. Oneida, NY 13421	None
THC Systems, Inc.	New York	2060067	163-181 Kenwood Ave. Oneida, NY 13421	None

3-2

Schedule 5

COPYRIGHTS

F/W = Flatware

H/W = Holloware

D/W= Dinnerware

G/W = Glassware and/or crystal

Universal Tabletop, Inc.: None

Anchor Hocking, LLC:

Title	Registration No.	Date Registered
Country harvest 9”.	VA0000494786	01-Apr-1992
Country harvest 10”.	VA0000494787	01-Apr-1992
Country harvest cake plate 12” (pedestal)	VA0000494788	01-Apr-1992
Country harvest 6 1/2”, 7 1/2” & 4 7/8.	VA0000494789	01-Apr-1992
Country harvest 9” round 2 1/2 qt.	VA0000494790	01-Apr-1992
Country harvest 5 1/2”.	VA0000494791	01-Apr-1992
Country harvest 13 1/2”.	VA0000494792	01-Apr-1992
Country harvest lasagne 9” x 12” 3 qt.	VA0000494793	01-Apr-1992
Country harvest pitcher jug.	VA0000494794	01-Apr-1992
Country harvest 16 oz tumbler.	VA0000494795	01-Apr-1992
Country harvest 10” oval basket.	VA0000494796	01-Apr-1992
Country Harvest sculpture on 9” round dish pie plate. By Toscany, Inc.	VA0000505100	21-Apr-1992
Country Harvest sculpture on beverage pitcher/jug. By Toscany, Inc.	VA0000505101	21-Apr-1992
Country Harvest sculpture on 10” footed bowl. By Toscany, Inc.	VA0000505102	21-Apr-1992
Country Harvest sculpture on 12” round footed cake plate. By Toscany, Inc.	VA0000505103	21-Apr-1992
Country Harvest sculpture on 6 1/2”, 7 1/2”, and 4 7/8” canister set. By Toscany, Inc.	VA0000505104	21-Apr-1992
Country Harvest sculpture on approximately 9” round 2 1/2 qt. Casserole ovenware dish. By Toscany, Inc.	VA0000505105	21-Apr-1992
Country Harvest sculpture on 13 1/2” round platter. By Toscany, Inc.	VA0000505106	21-Apr-1992
Country Harvest sculpture on 5 1/2” footed bowl. By Toscany, Inc.	VA0000505107	21-Apr-1992
Country Harvest sculpture on approximately 9” x 12” 3 qt. Lasagna oven dish. By Toscany, Inc.	VA0000505108	21-Apr-1992
Country Harvest sculpture on16 oz. Beverage tumbler. By Toscany, Inc.	VA0000505109	21-Apr-1992

5-1

Title	Registration No.	Date Registered
Country Harvest sculpture on 10” oval basket with rattan handle. By Toscany, Inc.	VA0000505110	21-Apr-1992
Decorative cover.	VA0000989257	18-Jun-1999
Decorative bowl.	VA0000989255	18-Jun-1999
Decorative pedestal.	VA0000989256	18-Jun-1999
Decorative bowl with pedestal and cover.	VA0000989258	18-Jun-1999
Love notes	VA0000137215	22-Aug-1983
Golf bag mug.	VA0000438170	21-Mar-1991

Oneida Ltd.:

Pattern Name	Product	Reg. Date	Reg. No.
Acropolis Spoon Artwork	F/W	04/23/09	VA 1-667-393
Amsterdam	F/W	05/12/11	VA 1-773-503
Aquarius	F/W	07/10/97	VA 957 015
Belle Rose	F/W	05/14/98	VA 905-904
Blue Heather	D/W	03/17/00	VA 1-041-936
Breton Blue	D/W	03/17/00	VA 1-041-939
Butterflies	D/W	11/26/01	VA 1-133-062
Calla Lilly	F/W	05/14/98	VA 905-906
Crystal Rose	D/W	11/26/01	VA 1-133-065
Oneida hollowware cube	Logo	03/30/00	VA 1-045-182
Oneida glassware cube	Logo	03/30/00	VA 1-045-183
Oneida dinnerware cube	Logo	03/30/00	VA 1-045-184
Oneida flatware cube	Logo	03/30/00	VA 1-045-185
Damask Rose	F/W	05/14/98	VA 905-903
Eden	F/W	05/14/98	VA 905-907
Entwine Spoon Artwork	F/W	04/23/09	VA 1-667-341
Filigree Spoon Artwork	F/W	02/0408	VA 1-647-821
Frosty Spoon Artwork	F/W	10/15/08	VA 1-649-932
Gaiety	D/W	03/17/00	VA 1-041-935
Garland Spoon Artwork	F/W	02/04/08	VA 1-647-822
Harvest Moon	D/W	11/26/01	VA 1-133-069
Improv Spoon Artwork	F/W	03/28/11	VA 1-767-756
Jasmine	D/W	03/17/00	VA 1-041-937
Julienne	D/W	08/02/00	VA 1-051-016
Katrin I	D/W	03/17/00	VA 1-041-938
Katrin II	D/W	03/17/00	VA 1-041-934
Latitude Spoon Artwork	F/W	02/04/08	VA 1-668-226
Lyric Spoon Artwork	F/W	06/14/10	VA 1-723-411
Melon	D/W	11/26/01	VA 1-133-066
Oneidasaurus Place Mat	Place Mat	11/27/87	VA 310 131
Oneidasaurus Growth Chart	Growth Chart	11/27/87	VA 310 133
Oneidasaurus Mug	D/W	11/27/87	VA 310 128
Pacific Tide	F/W	05/14/98	VA 905-905
Piccola	D/W	11/26/01	VA 1-133-068
Script Spoon Artwork	F/W	03/28/11	VA 1-767-837
Scroll a/k/a Camber: pattern no. 201	F/W	12/8/97	VA 855 120
Season’s Splendor Spoon	F/W	6/9/08	VA 1-662-840

5-2

Pattern Name	Product	Reg. Date	Reg. No.
Artwork
Seed Packets	D/W	11/26/01	VA 1-133-070
Serif Spoon Artwork	F/W	3/29/11	VA 1-798-569
Stanhope Artwork	F/W	05/13/11	VA 1-773-740
Strawberry Plaid	D/W	12/26/01	VA 1-143-643
Trellis	D/W	11/26/01	VA 1-133-064
Twist Spoon Artwork	F/W	02/04/08	VA 1-647-819
Vintage Fruit	D/W	11/26/01	VA 1-133-067
Vintage Labels	D/W	11/26/01	VA 1-133-063
Vista Spoon Artwork	F/W	6/9/08	VA 1-662-842
Winter Frost Spoon Artwork	F/W	4/13/07	VA 1-425-927
1978 Christmas ornament reflector : no. 150-10844		05/22/78	VA-12-248
Capture a moment, and you’ll have beauty for a lifetime		02/16/79	VA-19-311
1978 Christmas ornament reflector : no. 150-10844		05/22/78	VA-12-249
1978 Christmas ornament reflector : no. 150-10844		05/22/78	VA-12-252
1978 Christmas ornament reflector : no. 150-10844.		05/22/78	VA-12-250
1978 Christmas ornament reflector : no. 150-10844.		05/22/78	VA-12-251
A Beauty that will last a lifetime is a rare beauty indeed		10/19/81	VA-84-754
A New stainless pattern? I thought it was a birdfeeder		11/27/85	VA-208-034
A Vote for the age of elegance in this age of convenience		03/01/82	VA-94-639
America’s finest traditional foods belong on America’s finest traditional pieces		03/01/82	VA-94-638
As your family grows, so can your Oneida collection		10/05/82	VA-110-089
At the end of the rainbow, a Bennington teapot in silverplate and Sheraton spoon in stainless		09/14/81	VA-82-400
Cause for celebration - the poetic beauty of our new Tennyson in carefree stainless.		12/20/82	VA-115-262
Celebrate with us : Oneida		04/09/79	VA-22-228
Celebrate with us.		04/02/79	VA-21-985
Classics. Always fresh.		04/30/84	VA-153-965
Dear Aunt Agnes, I’ve been looking for words to thank you for all those occasions when you sent me a piece of sterling		10/28/83	VA-138-828
Elegance captured		07/23/84	VA-160-367
For salad lovers.		07/23/84	VA-160-368
Home is where your heart is.		02/15/80	VA-48-227
How do we serve thee? Let us count the ways		03/27/84	VA-154-562

5-3

Pattern Name	Product	Reg. Date	Reg. No.
How to add good taste without adding calories : Oneida		07/12/82	VA-104-008
I gotta present for you, Mom. Guess which hand?		03/27/84	VA-154-561
Introducing Oneida’s 1982 national advertising. The biggest campaign in the industry		11/04/81	VA-86-009
Introducing Ridgecrest in Community Stainless. We’ve never made a pattern we’ve been prouder to put our John Hancock		03/25/86	VA-219-026
Introducing Toujours. A dramatic new expression in tableware design		10/20/80	VA-61-976
Love lasts.		02/13/78	VA-1-301
Loyal friends appreciate gifts of elegance		03/01/82	VA-94-637
Madame, I must report, the roof is in dire need of repair … the silver is serving admirably for the immediate emergency		09/29/83	VA-136-086
Milly, watering your flowers with that magnificent teapot, I almost believe you think plants have feelings		10/28/83	VA-138-845
Natural beauty. Sheraton pattern in stainless		07/23/84	VA-160-369
New Frederick II in L T D stainless. Look at it closely and see a different spring blossom upon each piece		06/16/86	VA-228-329
New golden Kingswood and golden Juilliard. Both stainless with 24k gold. Both without equal		08/08/86	VA-235-478
New showplace gifts by Oneida		11/21/78	VA-13-091
Oneida		09/29/83	VA-136-085
Oneida bear melamine pattern		07/21/87	VAu-116-236
Oneida bear melamine pattern		07/21/87	VAu-116-237
Oneida. The main attraction at any table		05/13/82	VA-99-609
Oneida’s “Look of the 80’s national advertising		11/23/79	VA-38-569
Oneida’s newly-born Easton pattern is stainless worth chirping about		07/03/85	VA-196-045
Oneidasaurus child’s plate		11/27/87	VAu-123-389
Our new Kingswood stainless with fish knife and fork. You’ll fall for it hook, line, and sinker : Oneida		09/11/86	VA-239-914
Purr-fect. Porringer in silverplate. Fantasy spoon in stainless.		02/17/81	VA-67-591

5-4

Pattern Name	Product	Reg. Date	Reg. No.
Complete services at fine stores: Oneida
Showplace gifts by Oneida		04/17/78	VA-2-475
Simplicity is the most difficult art		10/22/79	VA-36-540
Simplicity is the most difficult art : Oneida stainless tableware		05/04/79	VA-24-108
Six reasons why the best stainless is made in Oneida, New York		07/31/81	VA-78-762
Sorry about the window, Mrs. Finchley. Now can we have our baseball back?		04/23/84	VA-153-720
Still a shining example after 26 years of faithful service		02/28/85	VA-183-701
Thanks to Oneida open stock, replacing a piece is child’s play		09/04/85	VA-199-590
The Shimmering beauty of community silverplate by Oneida		07/17/81	VA-77-691
The Timeless beauty of the sea inspired Oneida’s newest pattern, classic shell in carefree stainless		04/04/83	VA-123-227
This new pattern belongs at the top of the pecking order : Oneida		10/11/85	VA-202-428
Well, Andrew, with our family being so close, we thought what a wonderful idea if Heather’s father and I came along on your honeymoon.		12/12/83	VA-142-550
What one company first comes to mind, when you think of fine stainless that is knives, forks and spoons made of stainless steel?		11/10/80	VA-62-130
When love is the main ingredient, serve it on a silver platter		03/30/82	VA-106-801
You don’t need a special occasion to say “I love you.”		04/23/84	VA-153-721
Brilliant strategy for unexpected guests.		04/14/82	VA0000099221
Created by fire.		09/18/84	VA0000167135
Voila! The Julliard pattern in majestic continental size		09/18/84	VA0000167134
ABC Animals Artwork		08/31/11	VAu001077244
Foglio Artwork		09/21/11	VAu001078593
Giraffa Artwork		09/21/11	VAu001078579
Prosecco Artwork		09/23/11	VAu001078807
Space Family Artwork		09/6/11	VAu001078011
Tigris Artwork		09/28/11	VAu001079354
Watermelon Trivet Design		07/21/87	VAu000116239
Abundance: 5 pc place setting	D/W	08/02/93	VA 580-496
Adobe	D/W	03/11/98	VA 901-449
Alexandria	D/W	04/28/97	Vau 395-705
Animal Mambo	D/W	08/09/93	VA 581-150
Apple Farm	D/W	03/11/98	VA 901-455
Arizona	D/W	03/11/98	VA 901-456

5-5

Pattern Name	Product	Reg. Date	Reg. No.
Artesia	D/W	09/05/95	VA 748-295
Ashanti	D/W	08/09/93	VA 581-149
Astral	D/W	03/11/98	VA 901-448
Atlas: place setting 5 pc	D/W	05/19/92	VA 507-209
Augusta	D/W	09/05/95	VA 748-285
Autumn Days: 5 pps place settings	D/W	06/23/94	VA 646-224
Avalon: V118/ by Sakura	D/W	07/24/92	VA 518-711
Aztec	D/W	08/09/93	VA 581-148
Bali	D/W	07/31/91	VA 470-255
Banner	D/W	10/08/98	VA 945-681
Batik	D/W	01/18/94	VA 614-051
Beaches	D/W	12/29/94	VA 667-678
Bermuda: no. 3061	D/W	10/08/98	VA 945-455
Black Diamond: 5pps place setting	D/W	06/23/94	VA 646-174
Blue Meadow	D/W	07/28/99	VA 973-052
Blue Note/Blue Shadow	D/W	12/17/98	VA 1-035-156
Boca	D/W	05/28/98	VA 925-649
Botanica: place setting, 5 piece	D/W	02/10/92	VA 491-138
Bouquet	D/W	10/21/97	VA 884-643
Cachet/ by Sakura	D/W	03/03/93	VA 550-115
Calypso	D/W	01/21/00	VA 1-023-745
Caracas	D/W	01/21/00	VA 1-023-735
Caribbean Wave/ by Sakura, Inc.	D/W	05/12/97	VA 858-853
Casa Blanca	D/W	02/10/92	VA 491-136
Celebration	D/W	01/21/00	VA 1-023-738
Celestial: 5pc place setting/ by Sakura	D/W	12/28/92	VA 539-105
Champagne	D/W	05/28/98	VA 925-651
Chateau	D/W	02/10/92	VA 491-137
Chelsa square		04/09/99	VA-998-799
Chicken Kiev	D/W	07/28/99	VA 973-055
Confetti	D/W	10/21/97	VA 884-642
Corolla	D/W	09/04/91	VA 484-265
Corsica	D/W	04/28/97	VA 395-704
Cortez	D/W	03/29/96	VA 782-155
Country Mosaic: [no.] V091/ by Ranmaru-Sakura	D/W	03/13/92	VA 496-355
Coverlet: 5pc place setting/ by Sakura	D/W	12/28/92	VA 539-103
Crème Brulee	D/W	09/05/95	VA 748-289
Crete	D/W	09/05/95	VA 748-303
Curtain Call	D/W	01/18/94	VA 614-053
Daisy Field	D/W	10/08/98	VA 945-682
Daisy Squares	D/W	03/11/98	VA 901-446
Devonshire	D/W	07/31/98	VA 1-006-884
Dried Flowers	D/W	01/21/00	VA 1-023-741
Drive-in: 4pps place settings	D/W	06/23/94	VA 646-173
Elegance: [no.] V087/ by Ranmaru-Sakura	D/W	10/21/91	VA 475-594
Equinox	D/W	09/05/95	VA 748-287

5-6

Pattern Name	Product	Reg. Date	Reg. No.
Espresso	D/W	07/28/99	VA 973-057
Fantasia	D/W	09/18/96	VA 799-473
Fiora	D/W	01/21/00	VA 1-023-734
Fleurtique	D/W	01/21/00	VA 1-023-736
Floral Garden	D/W	03/11/98	VA 901-457
Freesia	D/W	10/08/98	VA 945-683
Fresco	D/W	10/08/98	VA 945-680
Fruit Tapestry	D/W	02/10/92	VA 499-394
Fruitasia	D/W	03/29/96	VA 782-156
Galaxy	D/W	08/09/93	VA 581-151
Garden Delight	D/W	09/05/95	VA 748-305
Gemstone	D/W	10/21/97	VA 884-641
Geranium	D/W	03/11/98	VA 901-450
Green Acres	D/W	09/05/95	VA 748-296
Harmony/ by Sakura	D/W	03/08/93	VA 550-107
Indigo Bouquet	D/W	07/28/99	VA 973-056
Infinity	D/W	09/19/94	VA 661-835
Isis	D/W	02/05/93	VA 549-705
Italian Fruit: place setting, 5pc	D/W	02/04/93	VA 561-029
Ivy Basket: promotional dinner place	D/W	09/05/95	VA 748-292
Inspiration: place setting, 5pc/ by Sakura	D/W	12/28/92	VA 539-106
Jazz: place setting 5pc/ by Sakura	D/W	07/24/92	VA 518-712
Jungle: 5pc place setting	D/W	08/02/93	VA 580-495
Key Largo	D/W	12/02/91	VA 480-646
Kyoto	D/W	04/28/97	Vau 395-703
Laredo: 5pc place setting	D/W	08/02/93	VA 580-494
Lumina	D/W	07/28/99	VA 973-053
Magic Jungle	D/W	09/05/95	VA 748-386
Malaga	D/W	09/14/95	VA 748-433
Mali: 5pps place setting	D/W	06/23/94	VA 646-172
Margarita	D/W	01/21/00	VA 1-023-737
Masquerade: 5pc place setting/ by Sakura	D/W	12/28/92	VA 539-100
Maya/ by Sakura	D/W	03/08/93	VA 550-116
Meadows: no. V089	D/W	02/10/92	VA 491-135
Mediterranean	D/W	03/11/98	VA 901-453
Moccasin	D/W	09/05/95	VA 748-291
Monarch	D/W	01/19/99	VA 964-567
Monet	D/W	12/29/94	VA 667-679
Monterey	D/W	03/11/98	VA 901-447
Moonlight	D/W	09/26/06	VA 813-763
Morocco	D/W	03/11/98	VA 901-458
Mutare	D/W	09/05/95	VA 748-300
Nairobi	D/W	09/18/96	VA 799-470
Navajo	D/W	12/29/94	VA 667-676
New West	D/W	09/05/95	VA748-302
Nile	D/W	05/28/98	VA 925-652
Oasis: 5pc place setting/ by Sakura	D/W	12/28/92	VA 539-104

5-7

Pattern Name	Product	Reg. Date	Reg. No.
October		01/21/00	VA-1-023-744
Oceana	D/W	01/21/00	VA 1-023-740
Opulence: 5pc place setting/ by Sakura	D/W	12/28/92	VA 539-102
Orchard Valley	D/W	09/05/95	VA 748-297
Paradise	D/W	03/11/98	VA 901-451
Passages: promotional	D/W	09/05/95	VA 748-307
Passion Fruit	D/W	03/11/98	VA 901-452
Patch of Blue: 5pps place setting	D/W	06/23/94	VA 646-171
Peas in a Pod	D/W	10/08/98	VA 945-679
Pebble Beach	D/W	09/05/95	VA 748-286
Persia	D/W	03/29/96	VA 782-157
Phoneicia: promotional dinner plate	D/W	09/05/95	VA 748-290
Pointsett[i]a Delight	D/W	03/11/98	VA 901-454
Quarry	D/W	09/18/96	VA 799-475
Rain forest	D/W	01/18/94	VA 614-052
Regency	D/W	01/19/99	VA 964-568
Roadside: 4pps place setting	D/W	06/23/94	VA 646-175
Roman Ivy	D/W	09/05/95	VA 748-294
Rosetta	D/W	09/05/95	VA 748-298
Roundup	D/W	08/30/93	VA 630-565
Royale: no. HW527/ 20G/ by Sakura, Inc.	D/W	05/12/97	VA 858-857
Sachet	D/W	09/18/96	VA 799-474
Samba	D/W	09/04/91	VA 477-301
Shadow	D/W	01/21/00	VA 1-023-742
Serenade	D/W	07/28/99	VA 973-061
Serengeti	D/W	09/18/96	VA 799-471
Spectrum	D/W	02/10/92	VA 499-393
Spectrum	D/W	05/28/98	VA 925-650
Splash: 5-pc place setting	D/W	01/18/94	VA 614-054
Spring Daisy	D/W	01/21/00	VA 1-023-743
Spring Valley	D/W	05/12/97	VA 858-854
Starburst	D/W	05/28/98	VA 916-077
Starlight: promotional	D/W	09/05/95	VA 748-304
Stonewash	D/W	10/08/98	VA 945-453
Summer Love	D/W	01/21/00	VA 1-023-739
Sunflower	D/W	09/19/94	VA 661-834
Sunset Mountain	D/W	08/09/93	VA 581-152
Suzanne: 5pc place setting/ by Sakura	D/W	12/28/92	VA 539-101
Tango: 5pc place setting	D/W	08/02/93	VA 580-493
Tapestry	D/W	05/28/98	VA 925-653
Tara: 5pc place setting	D/W	02/04/93	VA 561-028
Terrain	D/W	02/07/97	VA 813-325
Tigress/ by Sakura, Inc.	D/W	05/12/97	VA 858-856
Timepiece: 5-pc place setting	D/W	01/18/94	VA 614-055
Trellis Fruit: promotional dinner plate	D/W	09/05/95	VA 748-293
Trellis Rose	D/W	09/05/95	VA 748-301
Trend	D/W	07/28/99	VA 973-059

5-8

Pattern Name	Product	Reg. Date	Reg. No.
Twilight: 5 pps place setting	D/W	06/23/94	VA 646-225
Under the Sea	D/W	07/28/99	VA 973-060
Vegetable Delight	D/W	10/21/97	VA 884-640
Vegatable Patch/ by Sakura, inc.	D/W	05/12/97	VA 858-855
Velvet Quilt	D/W	12/29/94	VA 667-677
Venetto	D/W	09/05/95	VA 748-299
Verona	D/W	09/19/94	VA 661-833
Vertigo	D/W	07/28/99	VA 973-058
Violetta	D/W	07/28/99	VA 973-054
Waikiki: 5 piece place setting	D/W	12/02/91	VA 480-645
Wild Flowers	D/W	11/05/96	VA 786-878
Winter Wonderland	D/W	06/15/98	VA 923-880
Zinfandel	D/W	09/05/95	VA 748-288
Rosaline Artwork		09/27/11	VAu 1-079-249
Sequenza Artwork		09/28/11	VAu 1-079-380

Southern Garden1:

Pattern Name	Product	Reg. Date	Reg. No.
Southern garden bud vase 7 inches tall	G/W	12/18/95	VA 794 341
Southern garden candlestick, 5 1/2 inches tall	G/W	12/18/95	VA 794 342
Southern garden votive, 4 inches tall	G/W	12/18/95	VA 794 343
Southern garden oval vase, 6 1/2 inches tall	G/W	12/18/95	VA 794 344
Southern garden hostess bowl, 5 3/4 inches in diameter	G/W	12/18/95	VA 794 345
Southern garden centerpiece bowl, 9 1/2 inches in diameter	G/W	12/18/95	VA 794 346
Southern garden tall vase, 10 inches tall	G/W	12/18/95	VA 794 347
Southern garden salt & pepper shaker, 4 inches tall	G/W	12/18/95	VA 794 348
Southern garden ring holder 4 inches in diameter	G/W	12/18/95	VA 794 349
Southern garden goblet 8 oz., 7 1/4 inches tall	G/W	12/18/95	VA 794 350
Southern garden champagne flute, 4 oz., 8 1/4 inches tall	G/W	12/18/95	VA 794 351
Southern garden wine glass, 6 oz., 6 1/2 inches tall	G/W	12/18/95	VA 794 352
Southern garden iced beverage/ parfait glass, 10 oz., 7 1/4 inches tall	G/W	12/18/95	VA 794 353
Southern garden chamberstick 4 7/8 inches in diameter	G/W	12/18/95	VA 794 354
Southern garden covered candy dish, 6 1/2 inches tall with lid	G/W	12/18/95	VA 794 355
Southern garden beverage pitcher 33 oz., 7 1/2 inches tall	G/W	12/18/95	VA 794 356
Southern garden heart tray, 8 inches in length	G/W	12/18/95	VA 794 357
Southern garden divided relish dish, 8 inches in length	G/W	12/18/95	VA 794 358
Southern garden boutique bow, 4 3/4 inches in diameter	G/W	12/18/95	VA 794 359
Southern garden creamer, 7 1/2 oz., 4 inches tall	G/W	12/18/95	VA 794 360
Southern garden candlestick, 8 inches tall	G/W	12/18/95	VA 794 361
Southern garden sugar bowl, 6 oz., 5 inches tall with lid	G/W	12/18/95	VA 794 362
Southern garden vase, 8 inches tall	G/W	12/18/95	VA 794 363
Southern garden picture frame, 8 3/4 inches tall by 7 inches wide	G/W	12/18/95	VA 794 364

[1]

The following 24 Copyrights related to the Southern Garden product line are owned and registered by Nachtmann USA, Inc. Oneida Ltd. has the exclusive right to distribute Southern Garden products pursuant to a letter from Nachtmann USA, Inc. to Oneida Ltd. dated December 18, 1995.

5-9

Buffalo China, Inc.:

Pattern Name	Product	Reg. Date	Reg. No.
Aztec		05/23/84	VAu-61-009

Delco International, Ltd.:

Pattern Name	Product	Reg. Date	Reg. No.
Delco Tableware International, Inc.: Delco Stainless steel flatware and hollowcare catalog. 1999 Catalog	Text	04/21/99	TX 4-977-832
Care and handling instructions	Text	06/24/99	TX-5-008-663
Arcadia	D/W	03/19/99	VA 972-384

Kenwood Silver Company, Inc.:	None
Oneida Food Service, Inc.:	None
Oneida International Inc.:	None
Oneida Silversmiths Inc.:	None

Sakura, Inc.:

Pattern	Product	Reg. Date	Reg. No.
Aloha	D/W	09/04/91	VA 484-268
Delicious	D/W	09/18/96	VA 799-472
La Menagerie	D/W	11/05/96	VA 786-879
Lucia	D/W	06/23/94	VA 664-974

5-10

Pattern	Product	Reg. Date	Reg. No.
Mediterranean	D/W	09/04/91	VA 484-267
Orchid	D/W	09/04/91	VA 477-302
Palette : V109 / by aRanmaru-Sakura		03/25/92	VA-496-759
Paradise	D/W	12/02/91	VA 480-647
Scenery	D/W	09/04/91	VA 484-266
Roxbury (Eden)	D/W	10/08/98	VA 945-452
Zarot [sic] Shadow	D/W	10/08/98	VA 945-454

THC Systems, Inc.:

Pattern	Product	Reg. Date	Reg. No.
Book containing collection of designs: versions II	Book	08/28/89	VA 160 668
Rego chinaware designs	Book	11/23/88	VAu 146 864
Kad [sic] (plate and saucer)	D/W	05/31/94	VA 650 987
A3	D/W	04/12/88	VA 307 251
A4	D/W	11/09/87	VA 284 523
A5	D/W	02/15/89	VA 341 011
A6	D/W	04/03/89	VA 344 918
Bel Tygere : [no.] E7	D/W	02/23/88	VA 298 375
A8	D/W	02/16/89	VA 341 015
E7	D/W	04/12/88	VA 301 181
G2	D/W	05/31/89	VA 357 636
J1	D/W	02/15/89	VA 341 014
H1	D/W	04/03/89	VA 367-995
Deco: [no.] M1	D/W	06/13/90	VA 412 399
M8	D/W	05/30/89	VAu 155 666
P3	D/W	02/15/89	VA 341 012
P4	D/W	02/16/89	VA 365 964
P5	D/W	02/15/89	VA 339 802
RL	D/W	06/13/90	VA 416 052
W2	D/W	08/30/90	VA 421 513
12	D/W	02/15/89	VA 341 013
Caressa	D/W	06/04/96	VA 751 611

PATENTS

F/W = Flatware

H/W = Holloware

D/W= Dinnerware

G/W = Glassware and/or crystal

5-11

Universal Tabletop, Inc.: None.

Anchor Hocking, LLC:

Title	S erial No.	F iling Date	P atent No.	I ssue Date	tatus
Bevera ge Glass	2 9/109448	1 3-Aug-1 999	D 436,297	1 6-Jan-2001	ranted
Drinki ng Glass	2 9/118711	1 4-Feb-2000	D 449,962	0 6-Nov-2001	ranted
Jar	2 9/239374	2 8-Sep-2005	D 538,173	1 3-Mar-2007	ranted
Jar	2 9/239395	2 8-Sep-2005	D 546,702	1 7-Jul-2007	ranted
Candle Jar - design application	2 9/327014	2 9-Oct-2008	D 658,792	1 -May 2012	ranted
Candle Bowl - design application	2 9/327015	2 9-Oct-2008	D 662,237	1 9-June 2012	ranted

Oneida Ltd.:

5-12

Universal Tabletop, Inc.: None.

Anchor Hocking, LLC:

Title Serial No. Filing Date Patent No. Issue Date tatus

Beverage Glass 29/109448 13-Aug-1999 D436,297 16-Jan-2001 ranted

Drinking Glass 29/118711 14-Feb-2000 D449,962 06-Nov-2001 ranted

Jar 29/239374 28-Sep-2005 D538,173 13-Mar-2007 ranted

Jar 29/239395 28-Sep-2005 D546,702 17-Jul-2007 ranted

Candle Jar - design application 29/327014 29-Oct-2008 D658,792 1-May 2012 ranted

Candle Bowl - design application 29/327015 29-Oct-2008 D662,237 19-June 2012 ranted

Oneida Ltd.:

Pattern Name Patent Title Product Issue Date/ (File Date) Patent No. Patent Type

Acropolis SPOON F/W 6/23/09 D594,715 Design

Alsace SPOON F/W 10/10/00 D431,757 Design

Aldwyck SPOON F/W 8/21/07 D549,055 Design

Apertura SPOON F/W 6/2/09 D593,375 Design

Apollonia SPOON F/W 12/8/09 D605,473 Design

Aria SPOON F/W 3/26/02 D454,761 Design

Arris SPOON F/W 6/29/99 D411,719 Design

Astair FLATWARE F/W 12/28/10 D629,652 Design

Asteria FLATWARE F/W 5/4/10 D614,913 Design

Aurora SPOON F/W 8/26/08 D575,595 Design

Avondale SPOON F/W 6/1/04 D490,662 Design

Axis SPOON F/W 3/26/02 D454,763 Design

Bandeau FLATWARE F/W 10/19/10 D625,555 Design

Bergen SPOON F/W 6/26/07 D545,144 Design

Bordeaux SPOON F/W 12/25/07 D557,998 Design

Boutonniere FLATWARE F/W 6/22/10 D618,053 Design

Bremen SPOON F/W 9/4/07 D550,045 Design

Bridal F/W Package Package for Bridal Packaging 10/29/02 D464,878 Design

5-12

Pattern Name	Patent Title	Product	Issue Date/ (File Date)	Patent No.	Patent Type
Flatware
Brilliance	SPOON	F/W	5/25/04	D490,283	Design
Bristol	SPOON	F/W	12/25/07	D557,996	Design
Brocade	SPOON	F/W	05/11/04	D489,580	Design
Brooch	SPOON	F/W	9/11/07	D550,518	Design
Brunswick	SPOON	F/W	05/25/04	D490,282	Design
Cadence	SPOON	F/W	05/11/04	D489,581	Design
Calm	SPOON	F/W	10/14/08	D578,358	Design
Camden	SPOON	F/W	1/27/04	D485,734	Design
Camille	SPOON	F/W	11/15/05	D511,441	Design
Caprice	SPOON	F/W	12/26/00	D435,401	Design
Carolina	SPOON	F/W	9/16/08	D576,842	Design
Caroline	SPOON	F/W	9/16/08	D576,841	Design
Castellina	FLATWARE	F/W	3/23/10	D612,204	Design
Celeste	DISH	G/W	11/2/99	D415,931	Design
Centigrade	SPOON	F/W	9/18/01	D447,919	Design
Cento	SPOON	F/W	10/9/07	D552,432	Design
Chadwick	SPOON	F/W	1/23/07	D535,531	Design
Chalcis	SPOON	F/W	10/8/02	D463,956	Design
Checkers	SPOON	F/W	10/12/04	D497,084	Design
Chef’s Table	SPOON	F/W	4/6/10	D613,129	Design
Chiffon	FLATWARE	F/W	11/2/10	D626,376	Design
Circa	FLATWARE	F/W	6/22/10	D618,054	Design
Cirque	SPOON	F/W	10/16/07	D552,937	Design
Classic Pearl	SPOON	F/W	12/8/09	D605,477	Design

Colonnade Frost	SPOON	F/W	6/5/07	D543,795	Design
Comet	FLATWARE	F/W	10/19/10	D625,553	Design

Corelli	SPOON	F/W	05/18/04	D489,943	Design
Coronet	SPOON	F/W	9/25/01	D448,255	Design
Cosmic	SPOON	F/W	9/29/09	D600,981	Design
Countess	SPOON	F/W	6/2/09	D593,381	Design
Couplet	SPOON	F/W	10/11/05	D510,504	Design
Cozumel	SPOON	F/W	5/18/04	D489,945	Design
Culinaria	FLATWARE	F/W	10/19/10	D625,550	Design
Cygnet	SPOON	F/W	9/24/02	D463,222	Design
Daisy Frost	SPOON	F/W	05/18/04	D489,947	Design
Danforth	SPOON	F/W	7/3/07	D545,639	Design
Degree		F/W	(8/10/11)	D656,781	Design
Dickinson	SPOON	F/W	06/08/04	D491,027	Design
Display Rack	Display Case for Flatware	Fixture	11/20/01	D450,483	Design

5-13

Pattern Name	Patent Title	Product	Issue Date/ (File Date)	Patent No.	Patent Type
Display Rack	Display Rack for Flatware with Flat End Panels	Fixture	12/11/01	D451,707	Design
Display Rack	Back to Back Display Rack for Flatware	Fixture	04/16/02	D455,578	Design
Display Rack	Display Rack for Flatware	Fixture	12/4/01	D451,305	Design
Display Rack	Modular Display Case	Fixture	10/22/02	6,467,856	Utility
Display Rack	Dispensing Tray for Display Console	Fixture	06/25/02	6,409,027	Utility
Divani	SPOON	F/W	8/14/07	D548,545	Design
Dorchester	SPOON	F/W	6/15/04	D491,421	Design
Dove	SPOON	F/W	10/16/07	D552,938	Design
Dublin	SPOON	F/W	6/12/07	D544,314	Design

Echo	SPOON	F/W	12/06/05	D512,280	Design
Eclipse	PLATE	D/W	04/18/00	D422,845	Design
Edisto	SPOON	F/W	6/12/07	D544,317	Design
Elevation	SPOON	F/W	7/1/08	D572,091	Design
Embrace	SPOON	F/W	9/23/08	D577,265	Design
Emery	SPOON	F/W	3/26/02	D454,762	Design
Emma	SPOON	F/W	06/26/07	D545,141	Design
Enchant	SPOON	F/W	12/8/09	D605,476	Design
Ensemble	FLATWARE	F/W	3/16/10	D611,761	Design
Entwine	SPOON	F/W	6/2/09	D593,379	Design
Equator	SPOON	F/W	06/22/99	D411,417	Design
Evening Pearl	SPOON	F/W	1/5/10	D607,286	Design
Evermore	SPOON	F/W	03/18/08	D564,306	Design
Everson	SPOON	F/W	11/6/07	D554,444	Design
Fascia	SPOON	F/W	06/22/99	D411,418	Design
Filament	SPOON	F/W	11/6/07	D554,443	Design
Filigree	SPOON	F/W	12/25/07	D557,999	Design
Finland	SPOON	F/W	6/2/09	D593,377	Design
Flamenco Chafer	Food Warmer with Balanced Movement Cover	Food warmer	07/07/98	5,775,535	Utility
Fluence	SPOON	F/W	03/11/08	D563,737	Design
Fondant	FLATWARE	F/W	10/19/10	D625,549	Design
Frost	SPOON	F/W	10/10/00	D431,758	Design
Fusion	SPOON	F/W	9/11/07	D550,519	Design
Garland	SPOON	F/W	11/6/07	D554,446	Design
Glissade	SPOON	F/W	6/23/09	D594,713	Design
Griffith	SPOON	F/W	7/10/07	D546,137	Design
Gwendolyn	SPOON	F/W	9/1/09	D599,174	Design

5-14

Pattern Name	Patent Title	Product	Issue Date/ (File Date)	Patent No.	Patent Type
Hallendale	SPOON	F/W	5/25/04	D490,280	Design
Helix	SPOON	F/W	3/12/02	D454,285	Design
Hemming	FLATWARE	F/W	3/30/10	D612,676	Design
Hyannis	SPOON	F/W	7/27/04	D493,336	Design
Illumina	SPOON	F/W	04/01/08	D565,361	Design

Interlude	SPOON	F/W	5/18/04	D489,944	Design
Inspire	SPOON	F/W	7/15/08	D572,983	Design
Intrique	SPOON	F/W	5/18/04	D489,942	Design
Intrigue	SPOON	F/W	6/23/09	D594,714	Design
Isabelle	RECEPTACLE	G/W	10/05/99	D414,656	Design
Jazz	Coffee Pot	Coffee Pot	12/11/01	D451,750	Design
JoAnn	SPOON	F/W	9/23/08	D577,263	Design
Julianna	SPOON	F/W	9/16/08	D576,843	Design
Kensington	SPOON	F/W	05/16/00	D424,888	Design
Kimbra	SPOON	F/W	11/23/99	D416,766	Design
Lamour	SPOON	F/W	8/26/08	D575,594	Design
Lagen	SPOON	F/W	6/2/09	D593,380	Design
Latitude	SPOON	F/W	5/20/08	D569,198	Design
Liana	FLATWARE	F/W	3/30/10	D612,674	Design
Liberty	SPOON	F/W	12/25/07	D557,997	Design
Linnea	SPOON	F/W	4/1/08	D565,360	Design
Lyric	FLATWARE	F/W	10/19/10	D625,552	Design
Maderno	SPOON	F/W	2/16/10	D609,980	Design
Manderly	SPOON	F/W	6/12/07	D544,315	Design
Marion	SPOON	F/W	06/01/04	D490,661	Design
Marriott Service Tray	Service Tray	Tray	4/8/03	D472,767	Design
Mercer	SPOON	F/W	10/16/07	D552,936	Design
Milan	SPOON	F/W	6/26/07	D545,142	Design
Mod	SPOON	F/W	06/27/00	D427,023	Design
Moda	SPOON	F/W	6/26/07	D545,143	Design
Montague	SPOON	F/W	7/3/07	D545,641	Design
Moraine	SPOON	F/W	11/16/99	D416,451	Design
Neon	SPOON	F/W	10/03/00	D431,424	Design
Nexus	SPOON	F/W	9/25/01	D448,254	Design
Olivia	SPOON	F/W	3/11/08	D563,736	Design
Olympia	SPOON	F/W	9/11/01	D447,671	Design
Optimus	FLATWARE	F/W	6/22/10	D618,055	Design
Osaka	SPOON	F/W	11/6/07	D554,445	Design
Othenia	SPOON	F/W	12/19/00	D435,200	Design
Pacifica	FLATWARE	F/W	05/10/11	D637,454	Design
Palisade	SPOON	F/W	12/2/08	D581,745	Design
Pallatian	SPOON	F/W	8/14/07	D548,546	Design
Paradise	SPOON	F/W	6/1/04	D490,664	Design

5-15

Pattern Name	Patent Title	Product	Issue Date/ (File Date)	Patent No.	Patent Type
Paramount	SPOON	F/W	3/12/02	D454,284	Design
Park Avenue	SPOON	F/W	5/20/08	D569,197	Design

Paulo	SPOON	F/W	6/26/07	D545,145	Design
Penna	SPOON	F/W	01/15/08	D559,633	Design
Pennello	FLATWARE	F/W	4/6/10	D613,115	Design
Pennington	SPOON	F/W	6/22/04	D491,770	Design

Pharo	SPOON	F/W	11/6/07	D554,442	Design
Physique	FLATWARE	F/W	3/23/10	D612,217	Design
Pluma	FLATWARE	F/W	10/19/10	D625,551	Design
Pose	SPOON	F/W	12/15/09	D605,904	Design
Promise	SPOON	F/W	11/4/08	D579,733	Design
Recline	SPOON	F/W	9/23/08	D577,264	Design
Red Lobster	Mug	D/W	06/27/00	D427,017	Design
Red Lobster	Bouillon Bowl	D/W	04/18/00	D422,844	Design
Red Lobster	Plate	D/W	04/25/00	D423,291	Design
Rondel	SPOON	F/W	1/2/07	D534,398	Design
Royal Manor	SPOON	F/W	1/16/07	D535,158	Design
Sanctuary	SPOON	F/W	01/02/07	D534,399	Design
Saxon	SPOON	F/W	09/26/00	D431,163	Design

Scoop	SPOON	F/W	10/10/00	D431,759	Design
Season’s Splendor	SPOON	F/W	11/4/08	D579,734	Design
Serafina	FLATWARE	F/W	12/28/10	D629,651	Design
Serengeti	SPOON	F/W	6/12/07	D544,316	Design

Service Tray	Service Tray	Tray	1/7/03	6,502,733	Utility
Shaker	SPOON	F/W	12/28/10	D629,660	Design
Simmer	FLATWARE	F/W	5/11/10	D615,369	Design
Slide	FLATWARE	F/W	3/30/10	D612,675	Design
Sonnet	SPOON	F/W	11/22/05	D511,656	Design
Sparta	SPOON	F/W	10/01/02	D463,718	Design
Spinelle	SPOON	F/W	10/8/02	D463,957	Design
Spiral	SPOON	F/W	12/26/00	D435,402	Design
Splice	FLATWARE	F/W	10/19/10	D625,554	Design
Spiro	SPOON	F/W	09/26/00	D431,162	Design
Squeeze	SPOON	F/W	11/16/99	D416,450	Design
Stafford	SPOON	F/W	11/22/05	D511,657	Design
Stasis	SPOON	F/W	9/1/09	D599,173	Design
Stencil	SPOON	F/W	12/8/09	D605,475	Design
Stiletto	SPOON	F/W	9/11/01	D447,670	Design
Stockdale	SPOON	F/W	9/1/09	D599,175	Design
Stockholm	SPOON	F/W	6/23/09	D594,716	Design

5-16

Pattern Name	Patent Title	Product	Issue Date/ (File Date)	Patent No.	Patent Type
Sunset	SPOON	F/W	9/23/08	D577,262	Design
Taffeta	SPOON	F/W	(8/15/11)	D656,782	Design
Tangent	SPOON	F/W	7/3/07	D545,638	Design
Taraza	SPOON	F/W	12/30/03	D484,368	Design
Techny	SPOON	F/W	10/14/08	D578,357	Design
Telluride	SPOON	F/W	5/25/04	D490,281	Design
Thor	SPOON	F/W	04/18/00	D422,852	Design
Tiramisu	SPOON	F/W	12/30/03	D484,369	Design
Trinity	SPOON	F/W	11/13/07	D554,950	Design
Tuscany	SPOON	F/W	12/21/04	D499,940	Design
Twist	SPOON	F/W	12/25/07	D558,000	Design
Vail	SPOON	F/W	5/18/04	D489,946	Design
Velour	SPOON	F/W	6/2/09	D593,374	Design
Veranda	SPOON	F/W	11/6/07	D554,447	Design
Versus	SPOON	F/W	6/2/09	D593,378	Design
Vertex	FLATWARE	F/W	5/4/10	D614,914	Design
Villanova	SPOON	F/W	12/8/09	D605,474	Design
Vineyard	SPOON	F/W	6/15/04	D491,422	Design
Vision	CUP	D/W	4/15/03	D473,105	Design
Vision	Pasta Bowl	D/W	1/6/04	D484,750	Design
Vision	Plate	D/W	1/13/04	D485,128	Design
Vista	SPOON	F/W	6/24/08	D571,622	Design
Voss	FLATWARE	F/W	12/14/10	D628,853	Design
Voyage	FLATWARE	F/W	10/19/10	D625,556	Design
Wayside	FLATWARE	F/W	08/3/10	D620,749	Design
Whisper	SPOON	F/W	4/1/08	D565,362	Design
Whitney	SPOON	F/W	6/1/04	D490,663	Design
Windance	SPOON	F/W	6/23/09	D594,712	Design
Winter Frost	SPOON	F/W	10/23/07	D553,448	Design
Wyeth	SPOON	F/W	9/11/07	D550,520	Design
Zen	SPOON	F/W	6/2/09	D593,376	Design
Connect	FLATWARE	F/W	10/25/11	D647,361	Design
Cloister	FLATWARE	F/W	10/25/11	D647,362	Design
Perimeter	FLATWARE	F/W	10/25/11	D647,363	Design
Improv	FLATWARE	F/W	11/1/11	D647,754	Design
Script	FLATWARE	F/W	11/1/11	D647,755	Design
Serif	FLATWARE	F/W	11/1/11	D647,756	Design
Contra	FLATWARE	F/W	11/1/11	D647,757	Design
Parlor	FLATWARE	F/W	11/1/11	D647,758	Design
Eave	FLATWARE	F/W	11/8/11	D648,172	Design
Bonsai	FLATWARE	F/W	1/10/12	D651,849	Design
Corbella Fork and Spoon			(03/27/13)	29/451,013	Design
Corbella Knife			(03/27/13)	29/451,015	Design
Arezzo Fork and Spoon			(03/27/13)	29/451.006	Design

5-17

Pattern Name	Patent Title	Product	Issue Date/ (File Date)	Patent No.	Patent Type
Arezzo Knife			(03/27/13)	29/451,007	Design
Little Love Fork and					Design
Spoon			(03/27/13)	29/451,082
Little Love Knife			(03/27/13)	29/451,085	Design
Duckling Fork and					Design
Spoon			(03/27/13)	29/451,072
Duckling Knife			(03/27/13)	29/451,061	Design
Dovetail Fork and Spoon			(03/27/13)	29/451,035	Design
Dovetail Knife			(03/27/13)	29/451,026	Design
Maui Fork and Spoon			(03/27/13)	29/451,029	Design
Maui Knife			(03/27/13)	29/451,033	Design
Samba			04/03/12	D656783	Design
Ithaca			04/03/12	D656784	Design
Quadratic			04/03/12	D656785	Design
Nauticus			04/10/12	D657190	Design
Iridium			07/03/12	D662768	Design
Nimble			07/03/12	D662769	Design
Halo			07/03/12	D662770	Design
Harmonic			07/03/12	D662771	Design
Charter			07/03/12	D662772	Design
Fortress			11/20/12	D670967	Design
Archer			11/27/12	D671360	Design

Buffalo China, Inc.:	None

Delco International, Ltd.:	None

Kenwood Silver Company, Inc.:	None

Oneida Food Service, Inc.:	None

Oneida International Inc.:	None

Oneida Silversmiths Inc.:	None

Sakura, Inc.:	None

THC Systems, Inc.:	None

TRADEMARKS

Universal Tabletop, Inc.: None

Anchor Hocking, LLC:

5-18

Trademark Name Filing Reg. Date (App. No.) No. Reg. (App. Date) Date Status

ANCHOR HOCKING 07-Nov-62 756056 03-Sep-63 Registered

ANCHOR HOME COLLECTION 27-Mar-09 3,994,367 12-Jul-11 Registered

ANCHOR SIGNATURES (stylized) 09-Jul-09 3776235 13-Apr-10 Registered

COLONY CRAFTS 29-Nov-85 1406765 26-Aug-86 Registered

EXCELLENCY 02-May-78 1110057 26-Dec-78 Registered

FIRE-KING 13-Feb-41 388452 24-Jun-41 Registered

FIRE-KING (STYLIZED) 13-Feb-48 522575 21-Mar-50 Registered

FLORENTINE 22-Feb-10 3853422 28-Sep-10 Registered

GOCLEAR BY ANCHOR HOCKING COMPANY (stylized) 19-Jul-12 (85681287) Pending APP.

RIM-TEMPERED 05-Mar-87 1479195 01-Mar-88 Registered

ROLY POLY 21-Feb-85 1360611 17-Sep-85 Registered

SURE-GUARD 13-Mar-98 2289581 26-Oct-99 Registered

SURE-SNUFF 22-Sep-64 788905 04-May-65 Registered

TARTAN 26-Nov-91 1783467 20-Jul-93 Registered

TRUESEAL BY ANCHOR (STYLIZED) 27-May-09 3846194 07-Sep-10 Registered

ANCHOR 1-Jan-09 3817901 13-Jul-10 Registered

Misc. design 1-Dec-09 3817905 13-Jul-10 Registered

RAISE A GLASS TO PLANET EARTH 1-Jan-09 3817907 13-Jul-10 Registered

ALCO 15-Aug-02 2717483 20-May-03 Registered

LJ BABY 01-Apr-06 3224731 3-Apr-07 Registered

Cup design 18-Feb-13 (85852942) Pending

Oneida Ltd.: U.S. Trademarks

Trademark Int’l Class eg. No. (App. No.) Reg. Date (App. Date) Use

Act I 8,079,716 12/20/77 F/W

Affection 8,14 45,392 05/14/57 F/W&H/W

Aquarius 8,496,315 10/9/01 F/W

Arbor Rose 8 44,744 02/05/63 F/W

Ariel 8,160,902 10/17/06 F/W*

Ballad 8 57,895 10/01/68 F/W

Blue Ridge 1 2,181,156 12/08/81 D/W

Botticelli 1 2,925,735 11 03/01/20

D/W Botticelli 8 05/22/73 F

5-19

Trademark	I nt'l Class	eg. No. (App. No.)	Reg. Date (App. Date)	se	U
		59,353		/W	
Brahms	8	,000,408	12/24/74	/W*	F
Bring Life to the Table	8	,496,928	09/02/08	/W	F
Bring Life to the Table	2 1	,547,323	12/16/08	/W	I
Cantata	8	85,546	02/23/65	/W	F
Castle Court	1 4	,706,604	08/11/92	/W**	H
Chateau	8	76,498	09/09/69	/W	F
Clarette	8	,392,161	05/06/86	/W*	F
Community	8	12,476	03/14/61	/W	F
Coronation	8	37,956	08/20/36	/W	F
Cubby Bear	8	,131,078	01/20/98	/W	F
Culinaria	2 1	,934,239	3/22/11	/W	I
Culinaria	8	,938,083	3/29/11	/W	F
Damask Rose	1 4	,725,476	10/20/92	/W**	H
Delco	8	,617375	09/10/02	/W	F
Delco	2 1	,617374	09/17/02	/W	I
Delco	2 1	620379	09/10/02	/W	H
Dover	8	89,693	04/21/70	/W	F
Du Maurier	1 4	84,215	05/14/74	/W&H/W	F
Dunes	2 1	,177,304	11/10/81	/W	I
Easton	8	,362,989	10/01/85	/W	F
Eastview	8	,270,018	07/24/07	/W*	F
Etage	8	,266,744	08/03/99	/W	F
Eton	8	12,068	07/12/49	/W	F
Flight	8	74,966	09/09/30	/W&H/W	F
Forever	8	76,507	09/09/69	/W	F
Harmony	8		01/27/48		F

5-20

Trademark Int’l Class Reg. No. (App. No.) Reg. Date (App. Date) Use

59,353 /W

Brahms 8,000,408 12/24/74 F/W*

Bring Life to the Table 8,496,928 09/02/08 F/W

Bring Life to the Table 2 1,547,323 12/16/08

D/W Cantata 885,546 02/23/65 F/W

Castle Court 1 4,706,604 08/11/92 H/W**

Chateau 8 76,498 09/09/69 F/W

Clarette 8,392,161 05/06/86 F/W*

Community 8 12,476 03/14/61 F/W

Coronation 8 37,956 08/20/36 F/W

Cubby Bear 8,131,078 01/20/98 F/W

Culinaria 2 1,934,239 3/22/11 D/W

Culinaria 8,938,083 3/29/11 F/W

Damask Rose 1 4,725,476 10/20/92 H/W**

Delco 8,617375 09/10/02 F/W

Delco 2 1,617374 09/17/02 D/W

Delco 2 1 620379 09/10/02 H/W

Dover 8 89,693 04/21/70 F/W

Du Maurier 1 4 84,215 05/14/74 F/W&H/W

Dunes 2 1,177,304 11/10/81 D/W

Easton 8,362,989 10/01/85 F/W

Eastview 8,270,018 07/24/07 F/W*

Etage 8,266,744 08/03/99 F/W

Eton 8 12,068 07/12/49 F/W

Flight 8 74,966 09/09/30 F/W&H/W

Forever 8 76,507 09/09/69 F/W

Harmony 8 01/27/48 F

5-20

Trademark	I nt'l Class	eg. No. (App. No.)	Reg. Date (App. Date)	se	U
		36,275		/W	
Heiress	8	,032,263	01/21/97	/W*	F
Heirloom	8	77,690	01/29/74	/W	F
Heirloom	8	,036,837	02/11/97	/W	F
Juilliard	8	,362,990	10/01/85	/W	F
Jefferson	8	46,810	06/11/57	/W	F
Kenwood	8	49,007	05/14/68	/W	F
Louisiana	8	94,079	07/07/70	/W	F
LTD	8	,362,987	10/01/85	/W	F
Majesticware	2 1	,075,123	07/01/97	/W	I
Marquette	8	,362,988	10/01/85	/W	F
Maybrook	8, 14	45,401	05/14/57	/W	H
Melissa	8	99,170	09/22/70	/W	F
Michelangelo	8	84,999	01/27/70	/W	F
Noblesse	8, 14	80,604	02/24/31	/W	F
Northland	8	,989,764	07/30/96	/W	F
Nottingham	2 1	,208,446	09/14/82	/W**	I
Oneida	8, 14	,031987	01/21/97	/W&H/W	F
Oneida	8	31,695	07/31/56	/W	F
Oneida	1 4	82,551	07/28/59	/W	F
Oneida	8	50,953	06/18/68	utlery	C
Oneida	2 1	51,740	07/02/68	/W	H
Oneida	2 1	,177,324	11/10/81	/W	C
Oneida	2 1	,263,002	07/20/99	/W	I
Oneida	3 5	,230,913	03/09/99	actory Store	F
Oneida	8, 9,21	,299,604	12/14/99	adgets	C
Oneida	4		1/1/02		C

5-21

Trademark Int’l Class eg. No. (App. No.) Reg. Date (App. Date) Use

36,275 /W

Heiress 8 ,032,263 01/21/97 F/W*

Heirloom 8 77,690 01/29/74 F/W

Heirloom 8 ,036,837 02/11/97 F/W

Juilliard 8 ,362,990 10/01/85 F/W

Jefferson 8 46,810 06/11/57 F/W

Kenwood 8 49,007 05/14/68 F/W

Louisiana 8 94,079 07/07/70 F/W

LTD 8 ,362,987 10/01/85 F/W

Majesticware 2 1 ,075,123 07/01/97 D/W

Marquette 8 ,362,988 10/01/85 F/W

Maybrook 8, 14 45,401 05/14/57 H/W

Melissa 8 99,170 09/22/70 F/W

Michelangelo 8 84,999 01/27/70 F/W

Noblesse 8, 14 80,604 02/24/31 F/W

Northland 8 ,989,764 07/30/96 F/W

Nottingham 2 1 ,208,446 09/14/82 D/W**

Oneida 8, 14 ,031987 01/21/97 F/W&H/W

Oneida 8 31,695 07/31/56 F/W

Oneida 1 4 82,551 07/28/59 F/W

Oneida 8 50,953 06/18/68 Cutlery

Oneida 2 1 51,740 07/02/68 H/W

Oneida 2 1 ,177,324 11/10/81 G/W

Oneida 2 1 ,263,002 07/20/99 D/W

Oneida 3 5 ,230,913 03/09/99 Factory Store

Oneida 8, 9,21 ,299,604 12/14/99 Gadgets

Oneida 4 1/1/02 O

5-21

Trademark Int’l Class eg. No. (App. No.) Reg. Date (App. Date) Use

2 ,525,748 n-line Svcs.

Oneida 3 5 ,425,852 01/30/01 On-line Svcs.

Oneida 2 1 ,141,599 03/03/98 Cookware

Oneida 3 ,095,127 09/09/97 Polish

Oneida 7 ,146,917 03/31/98 Tools

Oneida 2 1 ,883,927 9/14/04 Bakeware

Oneida 1 1 ,759,303 3/9/10 Electric Coffee Makers

Oneidacraft 8 70,429 06/03/69 F/W

Oneida Community 1 4 85,759 06/24/24 F/W & H/W

Oneida Chef’s Table 2 1 77/578,345) (09/25/0 8) Dinnerware

Oneida Global Foodservice 3 5 ,068,998 12/13/11 On-line Svcs.

Oneida Hotel 2 1 ,772,396 4/6/10 D/W

Oneida Home 3 5 ,806,347 1/20/04 Factory Store

OL Oneida & Design 1 4 065754 05/17/77 H/W

Peer 8 35,891 10/16/56 F /W

Post Road 8 53,095 02/13/73 F/W

Rego 2 1 ,138,785 08/19/80 D/W

Rego & design 2 1 ,141,341 11/11/80 D/W

1881 Rogers Stainless 8 55,945 09/03/63 F /W**

Rio 8 76,500 09/09/69 F/W

Wm. A. Rogers 1 4 05,167 03/08/66 F/W&H/W

Wm. A. Rogers 8 05,119 03/08/66 F/W

Sakura 2 1 ,834,012 04/20/04 D/W

Seneca 8 39,625 07/06/48 F/W

Shoreline 8 40,993 02/05/57 F/W*

Southern Garden 2 1 ,968,249 04/16/96 G/W

5-22

Trademark Int’l Class eg. No. (App. No.) Reg. Date (App. Date) Use

The Art of Dining 21 049,760 04/01/97 D/W&G/W

Thor 8 74,194 08/05/69 F/W

Unity 8 ,195,521 10/13/98 F/W

Valerie 8 ,158,866 06/30/81 F/W

Will ‘OWisp 8 75,082 08/19/69 F/W

Stanton Hall 8 28,493 8/1/50 F/W**

Sant’ Andrea ,135,501 5/1/12

* Assigned from General Mills to Oneida Ltd. by means of an Asset Sale Agreement dated April 23, 2007. Record owner remains General Mills Inc in the USPTO database.

** Not renewed or maintained, but USPTO database still shows these registrations as active.

Buffalo China, Inc.:

Trademark Int’l Class Reg. No. Reg. Date Use

Buffalo China 21 1374809 12/10/85 D/W

Delco International, Ltd.:

Trademark Int’l Class Reg. No. Reg. Date Use

ABCO 8, 21 2230713 03/09/99 F/W&D/W

Atlantic China 21 2063113 05/20/97 D/W

Belmore 8 2104884 10/14/97 F/W

Ceramicor 21 2136644 02/17/98 D/W

Delta 8 2094574 09/09/97 F/W

Lexington 8 2094572 09/09/97 F/W

Kenwood Silver Company, Inc.: None

Oneida Food Service, Inc.: None

Oneida International Inc.: U.S. Trademarks

Trademark Class Reg. # Reg. Date Use

Sant’ Andrea (Design) 11,14,21 2671450 1/7/03 HW

Sant’ Andrea (Design) 11,14,21 2668370 12/31/02 HW

Sant’ Andrea (Design) 8 2651556 11/19/02 FW

Sant’Andrea 8 & 21 2386731 09/19/00 F/W&H/W

Sant’ Andrea 14 2469654 7/17/01 H/W

5-23

Oneida Silversmiths Inc.:	None

Sakura, Inc.:	None

THC Systems, Inc.:	None

LICENSES

Entity	Licensee/Description of License

Universal Tabletop, Inc.	None.

Anchor Hocking, LLC	None.

Oneida Ltd.	Bradshaw International, Inc. - ONEIDA Trademark applied to bakeware, cookware manufactured by or for Bradshaw International in exchange for a royalty. Term ends on 12/31/12, automatically renews with 2 year additional term.

Robinson Home Products, Inc. - ONEIDA Trademark applied to kitchen gadgets, Flatware, dinnerware, cutlery and glassware manufactured by or for Robinson Home in exchange for a royalty. Term ends on 8/31/2019. Upon end of first 10 year term, automatically renews for second 10 year term unless notice given by either party.

McPherson’s Limited - ONEIDA Trademark applied to cutlery, flatware, kitchenware, cookware, giftware, hollowware in the retail market in Australia and New Zealand in exchange for a prepaid royalty until March 2014. Term ends March 1, 2014 with option to renew for additional 2 years.

Buffalo China, Inc.	None.

Delco International, Ltd.	None.

Kenwood Silver Company, Inc.	None.

Oneida Food Service, Inc.	None.

Oneida International Inc.	None.

Oneida Silversmiths Inc.	None.

Sakura, Inc.	None.

THC Systems, Inc.	None.

5-24

Schedule 6

COMMERCIAL TORT CLAIMS

None.

6-1

Schedule 7

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Entity	Jurisdiction
Anchor Hocking, LLC	Delaware
Oneida Ltd.	Delaware
Universal Tabletop, Inc.	Delaware
Buffalo China, Inc.	New York
Delco International, Ltd.	New York
Sakura, Inc.	New York
THC Systems, Inc.	New York
Kenwood Silver Company, Inc.	New York
Oneida Silversmiths Inc.	New York
Oneida International Inc.	Delaware
Oneida Food Service, Inc.	New York

Copyright, Patent and Trademark Filings

Filing of Intellectual Property Security Agreements with a description of each Grantor’s

Intellectual Property in the appropriate filing offices in the United States, as applicable.

Actions with respect to Investment Property

Original equity certificates and endorsements in blank with respect to all Pledged Equity

Interests to be delivered to the Administrative Agent.

Other Actions

None.

7-1

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of             , 20    , between                     , a                      (the “Additional Grantor”) and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Anchor Hocking, LLC (“Anchor”), Oneida Ltd. (“Oneida” and together with Anchor, each individually a “Borrower” and collectively, “Borrowers”), Universal TableTop, Inc., the Lenders and Deutsche Bank AG New York Branch, as Administrative Agent and the other agents party thereto, have entered into a Term Loan Agreement, dated as of May 21, 2013 (as amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Borrowers, certain of their Affiliates (other than the Additional Grantor) and the Administrative Agent have entered into the Guarantee and Collateral Agreement, dated as of May 21, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”);

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder. In furtherance of the foregoing, the Additional Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a security interest in all Collateral (as such term is defined in the Guarantee and Collateral Agreement) of such Additional Grantor to secure the Secured Obligations. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [    ]1 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is made solely with respect to the Additional Guarantor and is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

[1]	Refer to each Schedule which needs to be supplemented.

Annex-1-1

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3. Successors and Assigns. This Assumption Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Additional Grantor may not assign, transfer or delegate any of its rights or obligations under this Assumption Agreement without the prior written consent of the Administrative Agent and any such assignment, transfer or delegation without such consent shall be null and void.

4. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

Annex-1-2